                                                                    EXHIBIT 10.7


                              AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

              AMERICAN SPECTRUM REALTY OPERATING PARTNERSHIP, L.P.




















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                                TABLE OF CONTENTS
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
ARTICLE 1            DEFINED TERMS................................................................................1

ARTICLE 2            ORGANIZATIONAL MATTERS......................................................................14
         2.1         Formation...................................................................................14
         2.2         Name........................................................................................15
         2.3         Registered Office and Agent; Principal Office...............................................15
         2.4         Power of Attorney...........................................................................15
         2.5         Term........................................................................................17

ARTICLE 3            PURPOSE.....................................................................................17
         3.1         Purpose and Business........................................................................17
         3.2         Powers......................................................................................18

ARTICLE 4            CAPITAL CONTRIBUTIONS.......................................................................19
         4.1         Capital Contributions of the Partners.......................................................19
         4.2         Additional Funds; Restrictions on the General Partner.......................................19
         4.3         Issuance of Additional Partnership Interests; Admission of Additional
                     Limited Partners............................................................................21
         4.4         Contribution of Proceeds of Issuance of REIT Stock..........................................22
         4.5         Repurchase of REIT Stock; Shares-In-Trust...................................................22
         4.6         No Third-Party Beneficiary..................................................................23
         4.7         No Interest; No Return......................................................................23
         4.8         No Preemptive Rights........................................................................24

ARTICLE 5            DISTRIBUTIONS...............................................................................24
         5.1         Regular Distributions.......................................................................24
         5.2         Qualification as a REIT.....................................................................24
         5.3         Withholding.................................................................................25
         5.4         Additional Partnership Interests............................................................25
         5.5         Distributions Upon Liquidation..............................................................25

ARTICLE 6            ALLOCATIONS.................................................................................25
         6.1         Allocations.................................................................................25
         6.2         Revisions to Allocations to Reflect Issuance of Partnership Interests.......................25

ARTICLE 7            MANAGEMENT AND OPERATIONS OF BUSINESS.......................................................26
         7.1         Management..................................................................................26
         7.2         Certificate of Limited Partnership..........................................................31
         7.3         Reimbursement of the General Partner........................................................32


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                                       (i)

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         7.4         Outside Activities of the General Partner...................................................33
         7.5         Contracts with Affiliates...................................................................33
         7.6         Indemnification.............................................................................34
         7.7         Liability of the General Partner............................................................36
         7.8         Other Matters Concerning the General Partner................................................37
         7.9         Title to Partnership Assets.................................................................38
         7.10        Reliance by Third Parties...................................................................39
         7.11        Loans By Third Parties.  ...................................................................40

ARTICLE 8            RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS..................................................40
         8.1         Limitation of Liability.....................................................................40
         8.2         Management of Business......................................................................40
         8.3         Outside Activities of Limited Partners......................................................40
         8.4         Return of Capital...........................................................................41
         8.5         Rights of Limited Partners Relating to the Partnership......................................41
         8.6         Exchange Rights Agreements..................................................................42

ARTICLE 9            BOOKS, RECORDS, ACCOUNTING AND REPORTS......................................................42
         9.1         Records and Accounting......................................................................42
         9.2         Fiscal Year.................................................................................43
         9.3         Reports.....................................................................................43

ARTICLE 10           TAX MATTERS.................................................................................43
         10.1        Preparation of Tax Returns..................................................................43
         10.2        Tax Elections...............................................................................44
         10.3        Tax Matters Partner.........................................................................44
         10.4        Organizational Expenses.....................................................................46
         10.5        Withholding.................................................................................46

ARTICLE 11           TRANSFERS AND WITHDRAWALS...................................................................48
         11.1        Transfer....................................................................................48
         11.2        Transfer of the General Partner's General Partner Interest..................................48
         11.3        Limited Partners' Rights to Transfer........................................................50
         11.4        Substituted Limited Partners................................................................52
         11.5        Assignees...................................................................................53
         11.6        General Provisions..........................................................................54

ARTICLE 12           ADMISSION OF PARTNERS.......................................................................56
         12.1        Admission of Successor General Partner......................................................56
         12.2        Admission of Additional Limited Partners....................................................57
         12.3        Amendment of Agreement and Certificate of Limited Partnership...............................58
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                                      (ii)

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ARTICLE 13           DISSOLUTION, LIQUIDATION AND TERMINATION....................................................59
         13.1        Dissolution.................................................................................59
         13.2        Winding Up..................................................................................60
         13.3        No Obligation to Contribute Deficit.........................................................62
         13.4        Rights of Limited Partners..................................................................62
         13.5        Notice of Dissolution.......................................................................62
         13.6        Termination of Partnership and Cancellation of Certificate of Limited
                     Partnership.................................................................................62
         13.7        Reasonable Time for Winding-Up..............................................................63
         13.8        Waiver of Partition.........................................................................63

ARTICLE 14           AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS................................................63
         14.1        Amendments..................................................................................63
         14.2        Meetings of the Partners....................................................................65

ARTICLE 15           GENERAL PROVISIONS..........................................................................66
         15.1        Addresses and Notice........................................................................66
         15.2        Titles and Captions.........................................................................67
         15.3        Pronouns and Plurals........................................................................67
         15.4        Further Action..............................................................................67
         15.5        Binding Effect..............................................................................67
         15.6        Creditors...................................................................................67
         15.7        Waiver......................................................................................67
         15.8        Counterparts................................................................................67
         15.9        Applicable Law..............................................................................68
         15.10       Invalidity of Provisions....................................................................68
         15.11       Entire Agreement............................................................................68
         15.12       Merger......................................................................................68
         15.13       No Rights as Stockholders...................................................................68

EXHIBITS

Exhibit A -          Partner's Contributions and Partnership Interests
Exhibit B -          Allocations
Exhibit E -          Exchange Rights Agreement for Partnership Units (other than Class B
                     Partnership Units)
Exhibit F -          Exchange Rights Agreement for Class B Partnership Units
Exhibit G -          Partnership Unit Designation of the Class A Cumulative
                     Preferred Partnership Units of Casden Properties Operating
                     Partnership, L.P.

Exhibit H -          Partnership Unit Designation of the Junior Cumulative
                     Preferred Partnership Units of Casden Properties Operating
                     Partnership, L.P.
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                                      (iii)

FOR ALL INVESTORS:

THE PARTNERSHIP UNITS ISSUED UNDER THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER THE APPLICABLE STATE SECURITIES LAWS, IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION AND QUALIFICATION PROVIDED IN THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION OR REGISTRATION UNDER THE APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

IN ADDITION, THE PARTNERSHIP UNITS ISSUED UNDER THIS AGREEMENT MAY BE SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER SET FORTH HEREIN.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE PARTNERSHIP UNITS OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PARTNERSHIP UNITS OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR NEW YORK INVESTORS:

THIS AGREEMENT HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                      (iv)

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THIS AGREEMENT DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT
TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY ARE MADE, NOT MISLEADING. STATEMENTS CONTAINED HEREIN AS TO THE CONTENTS OF DOCUMENTS GOVERNING THIS INVESTMENT ARE SUMMARIES AND ARE NOT COMPLETE COPIES OF THE DOCUMENTS, AND, ACCORDINGLY, REFERENCE SHOULD BE MADE TO THE DOCUMENTS THEMSELVES FOR A MORE COMPLETE UNDERSTANDING OF THE INVESTMENT. HOWEVER, THIS PARTNERSHIP AGREEMENT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS OF DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

FOR FLORIDA INVESTORS:

THE PARTNERSHIP UNITS OFFERED HEREBY WILL BE SOLD TO, AND ACQUIRED BY, THE PURCHASER IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT. THAT SECTION PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS, ANY SALE MADE PURSUANT TO SUCH SECTION IS VOIDABLE AT THE OPTION OF THE PURCHASER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

                                       (v)

                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
              AMERICAN SPECTRUM REALTY OPERATING PARTNERSHIP, L.P.


         THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF AMERICAN SPECTRUM REALTY OPERATING PARTNERSHIP, L.P. (this "AGREEMENT"), dated as of December 29, 1998, is entered into by and among American Spectrum Realty Inc., a Maryland corporation, as general partner (the "GENERAL PARTNER"), and the Limited Partners

         WHEREAS, the General Partner and the Limited Partners have heretofore formed American Spectrum Realty Operating Partnership, L.P. (the "PARTNERSHIP") as a limited partnership pursuant to the Revised Uniform Limited Partnership Act of the State of Delaware by filing a certificate of limited partnership with the Secretary of State of the State of Delaware and entering into an agreement of limited partnership of the Partnership, dated as of March 27, 1998 (the "ORIGINAL LIMITED PARTNERSHIP AGREEMENT");

         WHEREAS, the General Partner and the Limited Partner desire to continue the Partnership as a limited partnership under the Delaware Revised Uniform Limited Partnership Act and to amend and restate the Original Limited Partnership Agreement in its entirety;

         NOW THEREFORE, in consideration of the mutual covenants herein contained, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree that the Original Limited Partnership Agreement is amended and restated in its entirety as follows:

                                    ARTICLE 1
                                 DEFINED TERMS

         The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

         "ACT" means the Delaware Revised Uniform Limited Partnership Act, as amended from time to time, and any successor to such statute.

         "ADDITIONAL LIMITED PARTNER" means a Person that has executed and delivered an additional limited partner signature page in the form attached hereto, has been admitted to the Partnership as a Limited Partner pursuant to
Section 4.3 hereof and that is shown as such on the books and records of the Partnership.

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         "ADJUSTED CAPITAL ACCOUNT DEFICIT" means with respect to any Partner, the negative balance, if any, in such Partner's Capital Account as of the end of any relevant fiscal year, determined after giving effect to the following adjustments:

                  (a) credit to such Capital Account any portion of such negative balance which such Partner (i) is treated as obligated to restore to the Partnership pursuant to the provisions of Section 1.704-1(b)(2)(ii)(c) of the Regulations, or (ii) is deemed to be obligated to restore to the Partnership pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and

                  (b) debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Regulations.

         "ADJUSTED CONTRIBUTION" means the Capital Contributions of any Partner reduced by the total distributions to such Partner from Capital Events. With respect to the General Partner, the Adjusted Contribution shall include the difference, if any, between gross proceeds from the future issuance of REIT Stock, if any, and the proceeds actually received by the General Partner.

         "AFFILIATE" means,

                  (a) with respect to any 25 individual Person, any member of the Immediate Family of such Person or a trust established for the benefit of such member, or

                  (b) with respect to any Entity, any Person which, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, any such Entity. For purposes of this definition, "control," when used with respect to a ny Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "AGREEMENT" means this Amended and Restated Agreement of Limited Partnership, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

         "ARTICLES OF INCORPORATION" means the General Partner's Articles of Incorporation, filed with the Maryland State Department of Assessments and Taxation, or other organizational document governing the General Partner, as amended, modified, supplemented or restated from time to time.

         "ASSIGNEE" means a Person to whom one or more Partnership Units have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in
Section 11.5.

                                        2

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         "AVAILABLE CASH" means, with respect to the applicable period of measurement (I.E., any period beginning on the first day of the fiscal year, quarter or other period commencing immediately after the last day of the fiscal year, quarter or other applicable period for purposes of the prior calculation of Available Cash for or with respect to which a distribution has been made, and ending on the last day of the fiscal year, quarter or other applicable period immediately preceding the date of the calculation), the excess, if any, as of such date, of

                  (a) the gross cash receipts of the Partnership for such period from all sources whatsoever, including, without limitation, the following:

                           (i) all rents, revenues, income and proceeds derived
                  by the Partnership from its operations, including, without limitation, distributions received by the Partnership from any Entity in which the Partnership has an interest;

                           (ii) all proceeds and revenues received by the
                  Partnership on account of any sales of apartment properties, office properties, office/warehouse properties, shopping centers, development parcels or other property of the Partnership or as a refinancing of or payment of principal, interest, costs, fees, penalties or otherwise on account of any borrowings or loans made by the Partnership or financings or refinancings of any property of the Partnership;

                           (iii) the amount of any insurance proceeds and
                  condemnation awards received by the Partnership;

                           (iv) all capital contributions and loans received by
                  the Partnership from its Partners;

                           (v) all cash amounts previously reserved by the
                  Partnership, to the extent such amounts are no longer needed for the specific purposes for which such amounts were reserved; and

                           (vi) the proceeds of liquidation of the Partnership's
                  property in accordance with this Agreement;

over

                  (b) the sum of the following (except to the extent made with the proceeds of any Capital Contribution):

                           (i) all operating costs and expenses, including taxes
                  and other expenses of the properties directly and indirectly held by the Partnership and capital expenditures made during such period (without deduction, however, for

                                        3

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                  any capital expenditures, charges for Depreciation or other expenses not paid in cash or expenditures from reserves described in (viii) below);

                           (ii) all costs and expenses expended or paid during
                  such period in connection with the sale or other disposition, or financing or refinancing, of the property directly or indirectly held by the Partnership or the recovery of insurance or condemnation proceeds;

                           (iii) all fees provided for under this Agreement;

                           (iv) all debt service, including principal and
                  interest, paid during such period on all indebtedness (including under any line of credit) of the Partnership;

                           (v) all capital contributions, advances,
                  reimbursements, loans or similar payments made to any Person in which the Partnership has an interest;

                           (vi) all loans made by the Partnership in accordance
                  with the terms of this Agreement;

                           (vii) all reimbursements to the General Partner or
                  its Affiliates during such period; and

                           (viii) the amount of any new reserve or increase in
                  reserves established during such period which the General Partner determines is necessary or appropriate in its sole and absolute discretion.

Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Partnership.

         "CAPITAL ACCOUNT" means with respect to any Partner, the Capital Account maintained for such Partner in accordance with the following provisions:

                  (a) to each Partner's Capital Account there shall be credited

                           (i) such Partner's Capital Contributions;

                           (ii) such Partner's distributive share of Net Income
                  and any items in the nature of income or gain which are specially allocated to such Partner pursuant to Paragraphs 1 and 2 of Exhibit B and

                           (iii) the amount of any Partnership liabilities
                  assumed by such Partner or which are secured by any asset distributed to such Partner;

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



                  (b) to each Partner's Capital Account there shall be debited

                           (i) the amount of cash and the Gross Asset Value of
                  any property distributed to such Partner pursuant to any provision of this Agreement,

                           (ii) such Partner's distributive share of Net Losses
                  and any items in the nature of expenses or losses which are specially allocated to such Partner pursuant to Paragraphs 1 and 2 of Exhibit B and

                           (iii) the amount of any liabilities of such Partner
                  assumed by the Partnership or which are secured by any asset contributed by such Partner to the Partnership; and

                  (c) in the event all or a portion of a Partnership Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Partnership Interest.

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Sections 1.704-1(b) and 1.704-2 of the Regulations, and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall reasonably determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed assets or which are assumed by the Partnership, the General Partner or any Limited Partner) are computed in order to comply with such Regulations, the General Partner may make such modification; PROVIDED that it would not cause the amounts distributable to any Partner pursuant to Article 13 hereof upon the dissolution of the Partnership to vary from the amount contemplated as set forth in Section 2(g) of Exhibit B.

         "CAPITAL CONTRIBUTION" means, with respect to any Partner, any cash, cash equivalents or the Gross Asset Value of property which such Partner contributes or is deemed to contribute to the Partnership pursuant to Article 4 hereof.

         "CAPITAL EVENT" means any Partnership transaction not in the ordinary course of its business including, without limitation, principal payments, prepayments, the incurrence of prepayment penalties, sales, exchanges, foreclosures or other dispositions of property directly or indirectly owned by the Partnership, recoveries of damage awards and insurance proceeds not used to rebuild (other than the receipt of contributions to the capital of the Partnership and business or rental interruption insurance proceeds not used to rebuild).

         "CERTIFICATE" means the Certificate of Limited Partnership relating to the Partnership to be filed in the form of Exhibit C hereto as soon as practicable after the date hereof in the office of

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the Delaware Secretary of State, as amended from time to time in accordance with the terms hereof and the Act.

         "CODE" means the Internal Revenue Code of 1986, as amended and in effect from time to time, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

         "COMMON STOCK" means a share of the capital stock of the General Partner. Common Stock may be issued in one or more classes or series in accordance with the terms of the Articles of Incorporation. If there is more than one class or series of Common Stock, the term "Common Stock" shall, as the context requires, be deemed to refer to the class or series of Common Stock that correspond to the class or series of Partnership Interests for which the reference to Common Stock is made.

         "COMMON STOCK AMOUNT" has the meaning set forth in the Exchange Rights Agreements.

         "CONSENT" means the consent or approval of a proposed action by a Partner given in accordance with Section 14.2 hereof.

         "CONSENT OF THE OUTSIDE LIMITED PARTNERS" means the Consent of Limited Partners (excluding for this purpose any Partnership Interests held by the General Partner, any other Person of which the General Partner owns or controls more than fifty percent (50%) of the voting interests and any Person directly or indirectly owning or controlling more than fifty percent (50%) of the outstanding voting interests of the General Partner) holding Percentage Interests that are greater than fifty percent (50%) of the aggregate Percentage Interest of all Limited Partners who are not excluded for the purposes hereof.

         "CONSOLIDATION" means the consolidation described in American Spectrum Realty, Inc.'s registration statement on Form S-4, as the same may be amended from time to time.

         "CONTRIBUTED PROPERTY" means each property, partnership interest, contract right or other asset, in such form as may be permitted by the Act, contributed or deemed contributed to the Partnership by any Partner, including any interest in any successor partnership occurring as a result of a termination of the Partnership pursuant to Section 708 of Code.

         "DEBT" means, as to any Person, as of any date of determination, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (b) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (c) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (d) obligations of such Person incurred in connection with entering into a lease which, in accordance with generally accepted accounting principles, should be capitalized.

         "DEPRECIATION" means, with respect to any asset of the Partnership for any fiscal year or other period, the depreciation, depletion, amortization or other cost recovery deduction, as the case may be, allowed or allowable for federal income tax purposes in respect of such asset for such fiscal year or other period; PROVIDED, HOWEVER, that except as otherwise provided in Sec tion 1.704-2 of the Regulations, if there is a difference between the Gross Asset Value (including the Gross Asset Value, as increased pursuant to paragraph (d) of the definition of Gross Asset Value) and the adjusted tax basis of such asset at the beginning of such fiscal year or other period, Depreciation for such asset shall be an amount that bears the same ratio to the beginning Gross Asset Value of such asset as the federal income tax depreciation, depletion, amortization or other cost recovery deduction for such fiscal year or other period bears to the beginning adjusted tax basis of such asset; PROVIDED, FURTHER, that if the federal income tax depreciation, depletion, amortization or other cost recovery deduction for such asset for such fiscal year or other period is zero, Depreciation of such asset shall be determined with reference to the beginning Gross Asset Value of such asset using any reasonable method selected by the General Partner.

         "EFFECTIVE DATE" means the date of closing of the Consolidation pursuant to the Registration Statement on Form S-4 (Registration No. _____).

         "ENTITY" means any general partnership, limited partnership, corporation, joint venture, trust, business trust, real estate investment trust, limited liability company, limited liability partnership, cooperative or association.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time (or any corresponding provisions of succeeding laws).

         "EXCHANGE FACTOR" has the meaning set forth in the Exchange Rights Agreements.

         "EXCHANGE RIGHT" has the meaning set forth in the Exchange Rights Agreements.

         "EXCHANGE RIGHTS AGREEMENTS" has the meaning set forth in Section 8.6.

         "GAAP" means United States generally accepted accounting principles, as in effect from time to time.

         "GENERAL PARTNER" means American Spectrum Realty Inc., a Maryland corporation, and any successor as general partner of the Partnership.

         "GENERAL PARTNER INTEREST" means a Partnership Interest held by the General Partner, in its capacity as general partner. A General Partner Interest may be expressed as a number of Partnership Units.

         "GROSS ASSET VALUE" means, with respect to any asset of the Partnership, such asset's adjusted basis for federal income tax purposes, except as follows:

                  (a) the initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset, without reduction for liabilities, as determined by the contributing Partner and the Partnership on the date of contribution thereof;

                  (b) if the General Partner determines that an adjustment is necessary or appropriate to reflect the relative economic interests of the Partners, the Gross Asset Values of all Partnership assets shall be adjusted in accordance with Sections 1.704- 1(b)(2)(iv)(f) and (g) of the Regulations to equal their respective gross fair market values, without reduction for liabilities, as reasonably determined by the General Partner, as of the following times:

                           (i) a Capital Contribution (other than a DE MINIMIS
                  Capital Contribution) to the Partnership by a new or existing Partner as consideration for a Partnership Interest; or

                           (ii) the distribution by the Partnership to a Partner
                  of more than a DE MINIMIS amount of Partnership assets as consideration for the repurchase of a Partnership Interest; or

                           (iii) the liquidation of the Partnership within the
                  meaning of Sec tion 1.704-1(b)(2)(ii)(g) of the Regulations;

                  (c) the Gross Asset Values of Partnership assets distributed to any Partner shall be the gross fair market values of such assets (taking Section 7701(g) of the Code into account) without reduction for liabilities, as determined by the General Partner as of the date of distribution; and

                  (d) the Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Sections 734(b) or 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Section 1.704- 1(b)(2)(iv)(m) of the Regulations (as set forth in Exhibit B); PROVIDED, HOWEVER, that Gross Asset Values shall not be adjusted pursuant to this paragraph (d) to the extent that the General Partner determines that an adjustment pursuant to paragraph (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (d).

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



At all times, Gross Asset Values shall be adjusted by any Depreciation taken into account with respect to the Partnership's assets for purposes of computing Net Income and Net Loss.

         "INCAPACITY" or "INCAPACITATED" means,

                  (a) as to any individual Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him incompetent to manage his person or his estate;

                  (b) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter;

                  (c) as to any partnership which is a Partner, the dissolution and commencement of winding up of the partnership;

                  (d) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership;

                  (e) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or

                  (f) as to any Partner, the bankruptcy of such Partner, which shall be deemed to have occurred when

                           (i) the Partner commences a voluntary proceeding
                  seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect;

                           (ii) the Partner is adjudged as bankrupt or
                  insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner;

                           (iii) the Partner executes and delivers a general
                  assignment for the benefit of the Partner's creditors;

                           (iv) the Partner files an answer or other pleading
                  admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (ii) above;

                           (v) the Partner seeks, consents to or acquiesces in
                  the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner's properties;

                           (vi) any proceeding seeking liquidation,
                  reorganization or other relief of or against such Partner under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof;

                           (vii) the appointment without the Partner's consent
                  or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within ninety (90) days of such appointment; or

                           (viii) an appointment referred to in clause (vii)
                  which has been stayed is not vacated within ninety (90) days after the expiration of any such stay.

         "INDEMNITEE" means

                  (a) any Person made a party to a proceeding by reason of its status as

                           (i) the General Partner,

                           (ii) a Limited Partner, or

                           (iii) a trustee, director or officer of the
                  Partnership or the General Partner and

                           (iv) a director, trustee, member or officer of any
                  other Entity, each Person serving in such capacity at the request of the Partnership or the General Partner, or

                  (b) his or its liabilities, pursuant to a loan guarantee or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken assets subject to); and

                  (c) such other Persons (including Affiliates of the General Partner, a Limited Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

         "IRS" shall mean the Internal Revenue Service of the United States.

         "LIEN" means any lien, security interest, mortgage, deed of trust, charge, claim, encumbrance, pledge, option, right of first offer or first refusal and any other right or interest of others of any kind or nature, actual or contingent, or other similar encumbrance of any nature whatsoever.

         "LIMITED PARTNER" means, prior to the admission of the first Additional Limited Partner to the Partnership, the Initial Limited Partner, and thereafter any Person named as a Limited Partner in Exhibit A, as such Exhibit may be amended from time to time, upon the execution and delivery by such Person of an additional limited partner signature page, or any Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a Limited Partner of the Partnership.

         "LIMITED PARTNER INTEREST" means a Partnership Interest of a Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled, as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partner Interest may be expressed as a number of Partnership Units.

         "LIQUIDATING EVENT" has the meaning set forth in Section 13.1 hereof.

         "LIQUIDATOR" has the meaning set forth in Section 13.2 hereof.

         "NET INCOME" OR "NET LOSS" means, for each fiscal year or other applicable period, an amount equal to the Partnership's taxable income or loss for such year or period as determined for federal income tax purposes by the General Partner, determined in accordance with Sec tion 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a) of the Code shall be included in taxable income or loss), adjusted as follows:

                  (a) by including as an item of gross income any tax-exempt income received by the Partnership and not otherwise taken into account in computing Net Income or Net Loss;

                  (b) by treating as a deductible expense any expenditure of the Partnership described in Section 705(a)(2)(B) of the Code (or which is treated as a Sec tion 705(a)(2)(B) expenditure pursuant to Section 1.704-1(b)(2)(iv)(i) of the Regulations) and not otherwise taken into account in computing Net Income or Net Loss, including amounts paid or incurred to organize the Partnership (unless an election is made pursuant to Section 709(b) of the Code) or to promote the sale of interests in the Partnership and by treating deductions for any losses incurred in connection with the sale or exchange of Partnership property disallowed pursuant to Section 267(a)(1) or 707(b) of the Code as expenditures described in Section 705(a)(2)(B) of the Code;

                  (c) by taking into account Depreciation in lieu of depreciation, depletion, amortization and other cost recovery deductions taken into account in computing taxable income or loss;

                  (d) by computing gain or loss resulting from any disposition of Partnership property with respect to which gain or loss is recognized for federal income tax purposes by reference to the Gross Asset Value of such property rather than its adjusted tax basis;

                  (e) in the event of an adjustment of the Gross Asset Value of any Partnership asset which requires that the Capital Accounts of the Partnership be adjusted pursuant to Sections 1.704-1(b)(2)(iv)(e), (f) and (g) of the Regulations, by taking into account the amount of such adjustment as if such adjustment represented additional Net Income or Net Loss pursuant to Exhibit B; and

                  (f) by not taking into account in computing Net Income or Net Loss items separately allocated to the Partners pursuant to Paragraphs 1 and 2 of Exhibit B.

         "NONRECOURSE DEDUCTIONS" has the meaning set forth in Sections 1.704-2(b)(1) and 1.704-2(c) of the Regulations.

         "NONRECOURSE LIABILITIES" has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

         "OUTSIDE LIMITED PARTNERS" has the meaning set forth in "Consent of the Outside Limited Partners."

         "PARTNER" means a General Partner or a Limited Partner, and "Partners" means the General Partner and the Limited Partners collectively.

         "PARTNER MINIMUM GAIN" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Sec tion 1.704-2(i)(3).

         "PARTNER NONRECOURSE DEBT" has the meaning set forth in Regulations Sec tion 1.704-2(b)(4).

         "PARTNER NONRECOURSE DEDUCTIONS" has the meaning set forth in Regulations Sec tion 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership taxable year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

         "PARTNERSHIP" means the limited partnership formed under the Act and pursuant to this Agreement, and any successor thereto.

         "PARTNERSHIP INTEREST" means an ownership interest in the Partnership representing a Capital Contribution by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Partnership Units.

         "PARTNERSHIP MINIMUM GAIN" has the meaning set forth in Regulations Sec tion 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in a Partnership Minimum Gain, for a Partnership taxable year shall be determined in accordance with the rules of Regulations
Section 1.704-2(d).

         "PARTNERSHIP RECORD DATE" means the record date established by the General Partner for the distribution of Available Cash pursuant to Section 5.1 hereof, which record date shall be the same as the record date established by the General Partner for a distribution to its stockholders of some or all of its portion of such distribution.

         "PARTNERSHIP UNIT" means a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to Sections 4.1, 4.2 and
4.3 and includes any classes or series of Partnership Units established after the date hereof. The number of Partnership Units outstanding and the Percentage Interests in the Partnership represented by such Partnership Units are set forth in Exhibit A, as such Exhibit may be amended from time to time. The ownership of Partnership Units shall be evidenced by such form of certificate for Partnership Units as the General Partner adopts from time to time unless the General Partner determines that the Partnership Units shall be uncertificated securities. Except where otherwise noted, the term "Partnership Units" shall include Class B Partnership Units.

         "PARTNERSHIP YEAR" means the fiscal year of the Partnership, as set forth in Section 9.2 hereof.

         "PERCENTAGE INTEREST" means, as to a Partner, the fractional part of the Partnership Interests owned by such Partner and expressed as a percentage as specified in Exhibit A, as such Exhibit may be amended from time to time.

         "PERMITTED PARTNERS" has the meaning set forth in subparagraph 1(b) of Exhibit B.

         "PERMITTED TRANSFEREE" means any person to whom Partnership Units are Transferred in accordance with Section 11.3 of this Agreement.

         "PERSON" means an individual or Entity.

         "PRECONTRIBUTION GAIN" has the meaning set forth in subparagraph 3(c) of Exhibit B.

         "QUARTER" means each of the three-month periods ending on March 31, June 30, September 30 and December 31.

         "REGISTRATION STATEMENT" means the Registration Statement on Form S-4 to be filed by the General Partner with the Securities and Exchange Commission, and any amendments at any time made thereto.

         "REGULATIONS" means the final, temporary or proposed Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "REIT" means a real estate investment trust as defined in Section 856 of the Code.

         "REIT REQUIREMENTS" has the meaning set forth in Section 5.2.

         "RESTRICTED PARTNER" has the meaning set forth in Section 1(b) of Exhibit B.

         "STOCK OPTION PLANS" means, collectively, any and all plans adopted from time to time by the General Partner pursuant to which REIT Stock is issued, or options to acquire REIT Stock are granted, to employees or directors of the General Partner, employees of the Partnership or employees of their respective Affiliates in consideration for services or future services.

         "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company or other entity of which a majority of

                  (a) the voting power of the voting equity securities; and/or

                  (b) the outstanding equity interests (whether or not voting), is owned, directly or indirectly, by such Person.

         "SUBSTITUTED LIMITED PARTNER" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4 hereof.

         "TAX ITEMS" has the meaning set forth in Exhibit B.

         "TERMINATING CAPITAL TRANSACTION" means any sale or other disposition (other than a deemed disposition pursuant to Section 708(b)(1)(B) and the regulations thereunder) of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership.

         "TRANSFER" as a noun, means any sale, assignment, conveyance, pledge, hypothecation, gift, encumbrance or other transfer, and as a verb, means to sell, assign, convey, pledge, hypothecate, give, encumber or otherwise transfer.

         Certain additional terms and phrases have the meanings set forth in Exhibit B.

                                    ARTICLE 2
                             ORGANIZATIONAL MATTERS

         2.1      FORMATION

         The Partnership is a limited partnership organized pursuant to the provision of the Act and upon the terms and conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

         2.2      NAME

         The name of the Partnership is American Spectrum Realty Operating Partnership, L.P. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership,""L.P.,""Ltd." or similar words or letters shall be included in the

Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

         2.3      REGISTERED OFFICE AND AGENT; PRINCIPAL OFFICE

         The address of the registered office of the Partnership in the State of Delaware and the name and address of the registered agent for service of process on the Partnership in the State of Delaware is the Corporation Service Company, 2711 Centerville Road Suite 400, Wilmington, Delaware 19808. The principal office of the Partnership shall be 1800 East Deere Avenue, Santa Ana California92705, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

         2.4      POWER OF ATTORNEY

                  (a) Each Limited Partner and each Assignee who accepts Partnership Units (or any rights, benefits or privileges associated therewith) is deemed to irrevocably constitute and appoint the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

                           (i) execute, swear to, acknowledge, deliver, file and
                  record in the appropriate public offices

                                    (A) all certificates, documents and other
                           instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may or plans to conduct business or own property, including, without limitation, any documents necessary or advisable to convey any Contributed Property to the Partnership;

                                    (B) all instruments that the General Partner
                           or any Liquidator deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms;

                                    (C) all conveyances and other instruments or
                           documents that the General Partner or any Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation;

                                    (D) all instruments relating to the
                           admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in,
                           Article 11, 12 or 13 hereof or the Capital
                           Contribution of any Partner;

                                    (E) all certificates, documents and other
                           instruments relating to the determination of the rights, preferences and privileges of Partnership Interest; and

                                    (F) amendments to this Agreement as provided
                           in Article 14 hereof; and

                           (ii) execute, swear to, seal, acknowledge and file
                  all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Agreement.

         Nothing contained herein shall be construed as authorizing the General Partner or any Liquidator to amend this Agreement except in accordance with Article 14 hereof or as may be otherwise expressly provided for in this Agreement.

                  (b) (i) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner and any Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the Transfer of all or any portion of such Limited Partner's or Assignee's Partnership Units and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives.

                           (ii) Each such Limited Partner or Assignee hereby
                  agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney, and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney.

                           (iii) Each Limited Partner or Assignee shall execute
                  and deliver to the General Partner or the Liquidator, within fifteen (15) days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

         2.5      TERM

         The term of the Partnership shall commence on the date hereof and shall continue until December 31, 2097, unless the Partnership is dissolved sooner pursuant to the provisions of Article 13 or as otherwise provided by law.

                                    ARTICLE 3
                                     PURPOSE

         3.1      PURPOSE AND BUSINESS

                  (a) The purpose and nature of the business to be conducted by the Partnership is to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act including, without limitation, to engage in the following activities:

                           (i) to acquire, hold, own, develop, construct,
                  improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange, and otherwise dispose of or deal with the properties described in the prospectus/consent solicitation statement contained in the Registration Statement;

                           (ii) to acquire, hold, own, develop, construct,
                  improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange, and otherwise dispose of or deal with real and personal property of all kinds;

                           (iii) to enter into any partnership, joint venture,
                  corporation, limited liability company, trust or other similar arrangement to engage in any of the foregoing;

                           (iv) to undertake such other activities as may be
                  necessary, advisable, desirable or convenient to the business of the Partnership; and

                           (v) to engage in such other ancillary activities as
                  shall be necessary or desirable to effectuate the foregoing purposes;

provided, however, that such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to be classified as a REIT, unless the General Partner determines not to qualify as a REIT or ceases to qualify as a REIT for any reason not related to the business conducted by the Partnership.

                  (b) The Partnership shall have all powers necessary or desirable to accomplish the purposes enumerated.

         3.2      POWERS

                  (a) Subject to paragraph (c) below, the Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership including, without limitation, full power and authority to enter into, perform, and carry out contracts of any kind, to borrow money and to issue evidences of indebtedness, whether or not secured by mortgage, trust deed, pledge or other Lien, and, directly or indirectly, to acquire, own, improve, develop and construct real property, and lease, sell, transfer and dispose of real property; PROVIDED, that the Partnership shall not take, or refrain from taking, any action which, in the judgment of the General Partner, in its sole and absolute discretion,

                           (i) could adversely affect the ability of the General
                  Partner to continue to qualify as a REIT, unless the General Partner otherwise ceases to qualify as a REIT;

                           (ii) could subject the General Partner to any
                  additional taxes under Section 857 or Section 4981 of the Code; or

                           (iii) could violate any law or regulation of any
                  governmental body or agency having jurisdiction over the General Partner or its securities, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.

                  (b) The General Partner also is empowered to do any and all acts and things necessary, appropriate or advisable to ensure that the Partnership will not be classified as a "publicly traded partnership" for the purposes of Section 7704 of the Code, including but not limited to imposing restrictions on exchanges of Partnership Units.

                                    ARTICLE 4
                              CAPITAL CONTRIBUTIONS

         4.1      CAPITAL CONTRIBUTIONS OF THE PARTNERS

                  (a) The Partners have made or shall make at the Effective Date, if applicable, the Capital Contributions as set forth in Exhibit A to this Agreement.

                  (b) To the extent the Partnership acquires any property by the merger of any other Person into the Partnership or the contribution of assets by any other Person, Persons who receive Partnership Interests in exchange for their interests in the Person merging into or contributing assets to the Partnership shall become Partners and shall be deemed to have made Capital Contributions as provided in the applicable merger agreement or contribution agreement and as set forth in Exhibit A, as amended to reflect such deemed Capital Contributions.

                  (c) Each Partner shall own Partnership Units in the amounts set forth for such Partner in Exhibit A and shall have a Percentage Interest in the Partnership as set forth in Exhibit A, which Percentage Interest shall be adjusted in Exhibit A from time to time by the General Partner to the extent necessary to reflect accurately exchanges, additional Capital Contributions, the issuance of additional Partnership Units or similar events having an effect on any Partner's Percentage Interest.

                  (d) The number of Partnership Units held by the General Partner, in its capacity as general partner, shall be deemed to be the General Partner Interest.

                  (e) Except as provided in Sections 4.2 and 10.5, the Partners shall have no obligation to make any additional Capital Contributions or provide any additional funding to the Partnership (whether in the form of loans, repayments of loans or otherwise) and no Partner shall have any obligation to restore any deficit that may exist in its Capital Account, either upon a liquidation of the Partnership or otherwise.

         4.2      ADDITIONAL FUNDS; RESTRICTIONS ON THE GENERAL PARTNER

                  (a) (i) The sums of money required to finance the business and affairs of the Partnership shall be derived from the initial Capital Contributions made to the Partnership by the Partners as set forth in Section 4.1 and from funds generated from the operation and business of the Partnership, including, without limitation, rents and distributions directly or indirectly received by the Partnership from any Subsidiary.

                           (ii) In the event additional financing is needed from
                  sources other than as set forth in Section 4.2(a)(i) for any reason, the General Partner may, in its sole and absolute discretion, in such amounts and at such times as it solely shall determine to be necessary or appropriate,

                                    (A) cause the Partnership to issue
                           additional Partnership Interests and admit additional Limited Partners to the Partnership in accordance with Section 4.3;

                                    (B) make additional Capital Contributions to
                           the Partnership (subject to the provisions of Section 4.2(b));

                                    (C) cause the Partnership to borrow money,
                           enter into loan arrangements, issue debt securities, obtain letters of credit or otherwise borrow money on a secured or unsecured basis;

                                    (D) make a loan or loans to the Partnership
                           (subject to Section 4.2(b)); or

                                    (E) sell any assets or properties directly
                           or indirectly owned by the Partnership.

                           (iii) In no event shall any Limited Partners be
                  required to make any additional Capital Contributions or any loan to, or otherwise provide any financial accommodation for the benefit of, the Partnership.

                  (b) The General Partner shall not issue any debt securities, any preferred stock or any common stock (including additional REIT Stock (other than (i) as payment of the REIT Stock Amount or (ii) in connection with the conversion or exchange of securities of the General Partner solely in conversion or exchange for other securities of the General Partner)) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase any of the foregoing (collectively, "SECURITIES"), other than to all holders of REIT Stock, unless the General Partner shall

                           (i) in the case of debt securities, lend to the
                  Partnership the proceeds of or consideration received for such Securities on the same terms and conditions, including interest rate and repayment schedule, as shall be applicable with respect to or incurred in connection with the issuance of such Securities and the proceeds of, or consideration received from, any subsequent exercise, exchange or conversion thereof (if applicable);

                           (ii) in the case of equity Securities senior or
                  junior to the REIT Stock as to dividends and distributions on liquidation, contribute to the Partnership the proceeds of or consideration (including any property or other non-cash assets) received for such Securities and the proceeds of, or consideration received from, any subsequent exercise, exchange or conversion thereof (if applicable), and receive from the Partnership, interests in the Partnership in consideration therefor with the same terms and conditions, including dividend, dividend priority and liquidation preference, as are applicable to such Securities; and

                           (iii) in the case of REIT Stock or other equity
                  Securities on a parity with the REIT Stock as to dividends and distributions on liquidation, (including, without limitation, REIT Stock or other Securities issued as a stock award or upon exercise of options issued under the Stock Option Plans), contribute to the Partnership the proceeds of or consideration (including any property or other non- cash assets, including services) received for such Securities and the proceeds of, or consideration received from, any subsequent exercise, exchange or conversion thereof (if applicable), and receive from the Partnership a number of additional Partnership Units in consideration therefor equal to the product of

                                    (A) the number of shares of REIT Stock or
                           other equity Securities issued by the General Partner, multiplied by

                                    (B) a fraction the numerator of which is one
                           and the denominator of which is the Exchange Factor in effect on the date of such contribution.

         4.3 ISSUANCE OF ADDITIONAL PARTNERSHIP INTERESTS; ADMISSION OF ADDITIONAL LIMITED PARTNERS

                  (a) In addition to any Partnership Interests issuable by the Partnership pursuant to Section 4.2, the General Partner is authorized to cause the Partnership to issue additional Partnership Interests (or options therefor) in the form of Partnership Units or other Partnership Interests in one or more series or classes, or in one or more series of any such class senior or junior to the Partnership Units to any Persons at any time or from time to time, on such terms and conditions, as the General Partner shall establish in each case in its sole and absolute discretion subject to Delaware law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each class or series of Partnership Interests, (ii) the right of each class or series of Partnership Interests to share in Partnership distributions, and (iii) the rights of each class or series of Partnership Interest upon dissolution and liquidation of the Partnership; PROVIDED THAT, no such Partnership Interests shall be issued to the General Partner unless either (a) the Partnership Interests are issued in connection with the grant, award, or issuance of REIT Stock or other equity interests in the General Partner having designations, preferences and other rights such that the economic interests attributable to such REIT Stock or other equity interests are substantially similar to the designations, preferences and other rights (except voting rights) of the Partnership Interests issued to the General Partner in accordance with this Section 4.3(a) or (b) the additional Partnership Interests are issued to all Partners holding Partnership Interests in the same class in proportion to their respective Percentage interests in such class, without any approval being required from any Limited Partner or any other Person; PROVIDED, HOWEVER, that

                           (i) such issuance does not cause the Partnership to
                  become, with respect to any employee benefit plan subject to Title I of ERISA or Section 4975 of the Code, a "party in interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(e) of the Code); and

                           (ii) such issuance would not cause any portion of the
                  assets of the Partnership to constitute assets of any employee benefit plan pursuant to Sec tion 2510.3-101 of the regulations of the United States Department of Labor.

                  (b) Subject to the limitations set forth in Section 4.3(a), the General Partner may take such steps as it, in its sole and absolute discretion, deems necessary or appropriate to admit any Person as a Limited Partner of the Partnership or to issue any Partnership Interests, including, without limitation, amending the Certificate, Exhibit A or any other provision of this Agreement.

         4.4      CONTRIBUTION OF PROCEEDS OF ISSUANCE OF REIT STOCK

         In connection with any offering, grant, award, or issuance of REIT Stock or securities, rights, options, warrants or convertible or exchangeable securities pursuant to Section 4.2, the General Partner shall make aggregate Capital Contributions to the Partnership of the proceeds raised in connection with such offering, grant, award, or issuance, including any property issued to the General Partner pursuant to a merger or contribution agreement in exchange for Common Stock; PROVIDED, HOWEVER, that if the proceeds actually received by the General Partner are less than the gross proceeds of such offering, grant, award, or issuance as a result of any underwriter's discount, commission, or fee or other expenses paid or incurred in connection with such offering, grant, award, or issuance, then the General Partner shall be deemed to have made a Capital Contribution to the Partnership in the amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have paid pursuant to Section 7.3(c) for the amount of such underwriter's discount or other expenses.

         4.5      REPURCHASE OF REIT STOCK; SHARES-IN-TRUST

                  (a) In the event that the General Partner shall elect to purchase from its stockholders REIT Stock for the purpose of delivering such REIT Stock to satisfy an obligation under any dividend reinvestment program adopted by the General Partner, any employee stock purchase plan adopted by the General Partner, or any other obligation or arrangement undertaken by the General Partner in the future, the purchase price paid by the General Partner for such REIT Stock and any other expenses incurred by the General Partner in connection with such purchase shall be considered expenses of the Partnership and shall be reimbursed to the General Partner, subject to the condition that:

                           (i) if such REIT Stock subsequently is to be sold by
                  the General Partner, the General Partner shall pay to the Partnership any proceeds received by the General Partner from the sale of such REIT Stock (provided that an exchange of REIT Stock for Partnership Units pursuant to the applicable Exchange Rights Agreement would not be considered a sale for such purposes); and

                           (ii) if such REIT Stock is not re-transferred by the
                  General Partner within 30 days after the purchase thereof, the General Partner shall cause the Partnership to cancel a number of Partnership Units held by the General Partner (as applicable) equal to the product of

                                    (x) the number of shares of such REIT Stock,
                           multiplied by

                                    (y) a fraction, the numerator of which is
                           one and the denominator of which is the Exchange Factor in effect on the date of such cancellation.

                  (b) In the event the General Partner purchases Shares-in-Trust (as from time to time defined in the Articles of Incorporation), the Partnership will purchase from the General Partner a number of Partnership Units equal to the product of

                           (i) the number of Shares-in-Trust purchased by the
                  General Partner, multiplied by

                           (ii) a fraction, the numerator of which is one and
                  the denominator of which is the Exchange Factor in effect on the date of such purchase.

         4.6      NO THIRD-PARTY BENEFICIARY

         No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligations of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns.

         4.7      NO INTEREST; NO RETURN

                  (a) No Partner shall be entitled to interest on its Capital Contribution or on such Partner's Capital Account.

                  (b) Except as provided herein or by law, no Partner shall have any right to demand or receive the return of its Capital Contribution from the Partnership.

         4.8      NO PREEMPTIVE RIGHTS

         Subject to any preemptive rights that may be granted pursuant to
Section 4.3 hereof, no Person shall have any preemptive or other similar right with respect to

                  (a) additional Capital Contributions or loans to the Partnership; or

                  (b) issuance or sale of any Partnership Units or other Partnership Interests.


                                    ARTICLE 5
                                  DISTRIBUTIONS

         5.1      REGULAR DISTRIBUTIONS

         Except for distributions pursuant to Section 13.2 in connection with the dissolution and liquidation of the Partnership, and subject to the provisions of Sections 5.3, 5.4, 5.5 and 12.2(c), the General Partner shall cause the Partnership to distribute, on a quarterly basis (or, at the election of the General Partner, more frequently), an amount of Available Cash, determined by the General Partner in its sole discretion to the Partners, as of the applicable Partnership Record Date, in accordance with each Partner's respective Percentage Interest; PROVIDED, HOWEVER, that in no event may a Partner receive a distribution of Available Cash with respect to a Partnership Unit if such Partner is entitled to receive a distribution out of such Available Cash with respect to REIT Stock for which such a Partnership Unit has been exchanged.

         5.2      QUALIFICATION AS A REIT

         The General Partner shall use its best efforts to cause the Partnership to distribute sufficient amounts under this Article 5 to enable the General Partner to pay stockholder dividends that will enable the General Partner to

                  (a) satisfy the requirements for qualification as a REIT under the Code and Regulations ("REIT Requirements"), and

                  (b) avoid any federal income or excise tax liability;

PROVIDED, HOWEVER, the General Partner shall not be bound to comply with this covenant to the extent such distributions would

                  (x) violate applicable Delaware law or

                  (y) contravene the terms of any notes, mortgages or other types of debt obligations to which the Partnership may be subject in conjunction with borrowed funds.

         5.3      WITHHOLDING

         With respect to any withholding tax or other similar tax liability or obligation to which the Partnership may be subject as a result of any act or status of any Partner or to which the Partnership becomes subject with respect to any Partnership Unit, the Partnership shall have the right to withhold amounts of Available Cash distributable to such Partner or with respect to such

Partnership Units, to the extent of the amount of such withholding tax or other similar tax liability or obligation pursuant to the provisions contained in
Section 10.5.

         5.4      ADDITIONAL PARTNERSHIP INTERESTS

         If the Partnership issues Partnership Interests in accordance with
Section 4.2 or 4.3, the distribution priorities set forth in Section 5.1 shall be amended, as necessary, to reflect the distribution priority of such Partnership Interests and corresponding amendments shall be made to the provisions of Exhibit B.

         5.5      DISTRIBUTIONS UPON LIQUIDATION

         Proceeds from a Terminating Capital Transaction and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership shall be distributed to the Partners in accordance with Section 13.2.

                                    ARTICLE 6
                                   ALLOCATIONS

         6.1      ALLOCATIONS

         The Net Income, Net Loss and other Partnership items shall be allocated pursuant to the provisions of Exhibit B.

         6.2      REVISIONS TO ALLOCATIONS TO REFLECT ISSUANCE OF PARTNERSHIP
                  INTERESTS

         If the Partnership issues Partnership Interests to the General Partner or any additional Limited Partner pursuant to Article IV, the General Partner shall make such revisions to this Article 6 and Exhibit B as it deems necessary to reflect the terms of the issuance of such Partnership Interests, including making preferential allocations to classes of Partnership Interests that are entitled thereto. Such revisions shall not require the consent or approval of any other Partner.

                                    ARTICLE 7
                      MANAGEMENT AND OPERATIONS OF BUSINESS

         7.1      MANAGEMENT

                  (a) (i) Except as otherwise expressly provided in this Agreement, full, complete and exclusive discretion to manage and control the business and affairs of the Partnership are and shall be vested in the General Partner, and no Limited

                  Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership.

                           (ii) The General Partner may not be removed by the
                  Limited Partners with or without cause.

                           (iii) In addition to the powers now or hereafter
                  granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section 7.11, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof, including, without limitation:

                                    (A) (I) the making of any expenditures, the
                           lending or borrowing of money, including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit the General Partner (so long as the General Partner qualifies as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the Code) and to make distributions to its stockholders in amounts sufficient to permit the General Partner to maintain REIT status,

                                    (II) the assumption or guarantee of, or
                           other contracting for, indebtedness and other liabilities,

                                    (III) the issuance of evidence of
                           indebtedness (including the securing of the same by deed, mortgage, deed of trust or other lien or encumbrance on the Partnership's assets) and

                                    (IV) the incurring of any obligations it
                           deems necessary for the conduct of the activities of the Partnership, including the payment of all expenses associated with the General Partner;

                           (B) the making of tax, regulatory and other filings,
                  or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership or the General Partner;

                           (C) the acquisition, disposition, mortgage, pledge,
                  encumbrance, hypothecation or exchange of any assets of the Partnership

                  (including the exercise or grant of any conversion, option, privilege, or subscription right or other right available in connection with any assets at any time held by the Partnership) or the merger or other combination of the Partnership with or into another entity on such terms as the General Partner deems proper;

                           (D) the use of the assets of the Partnership
                  (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation,

                                    (I) the financing of the conduct of the
                           operations of the General Partner, the Partnership or any of the Partnership's Subsidiaries,

                                    (II) the lending of funds to other Persons
                           (including, without limitation, the Subsidiaries of the Partnership and/or the General Partner) and the repayment of obligations of the Partnership and its Subsidiaries and any other Person in which it has an equity investment, and

                                    (III) the making of capital contributions to
                           its Subsidiaries;

                           (E) the expansion, development, construction,
                  leasing, repair, alteration, demolition or improvement of any property in which the Partnership or any Subsidiary of the Partnership owns an interest;

                           (F) the negotiation, execution, and performance of
                  any contracts, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement, including contracting with contractors, developers, consultants, accountants, legal counsel, other professional advisors and other agents and the payment of their expenses and compensation out of the Partnership's assets;

                           (G) the distribution of Partnership cash or other
                  Partnership assets in accordance with this Agreement;

                           (H) holding, managing, investing and reinvesting cash
                  and other assets of the Partnership;

                           (I) the collection and receipt of revenues and income
                  of the Partnership;

                           (J) the establishment of one or more divisions of the
                  Partnership, the selection and dismissal of employees of the Partnership (including, without limitation, employees having titles such as "president," "vice president," "secretary" and "treasurer" of the Partnership), and agents, outside attorneys, accountants, consultants and contractors of the Partnership, and the determination of their compensation and other terms of employment or engagement;

                           (K) the maintenance of such insurance for the benefit
                  of the Partnership and the Partners and directors and officers thereof as it deems necessary or appropriate;

                           (L) the formation of, or acquisition of an interest
                  (including non-voting interests in entities controlled by Affiliates of the Partnership or third parties) in, and the contribution of property to, any further Entities or other relationships that it deems desirable, including, without limitation, the acquisition of interests in, and the contributions of funds or property to, or making of loans to, its Subsidiaries and any other Person from time to time, or the incurrence of indebtedness on behalf of such Persons or the guarantee of the obligations of such Persons; provided that, as long as the General Partner has determined to elect to qualify as a REIT or to continue to qualify as a REIT, the Partnership may not engage in any such formation, acquisition or contribution that would cause the General Partner to fail to qualify as a REIT;

                           (M) the control of any matters affecting the rights
                  and obligations of the Partnership, including

                                    (I) the settlement, compromise, submission
                           to arbitration or any other form of dispute resolution, or abandonment of, any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership,

                                    (II) the commencement or defense of suits,
                           legal proceedings, administrative proceedings, arbitration or other forms of dispute resolution, and

                                    (III) the representation of the Partnership
                           in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expenses, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

                           (N) the undertaking of any action in connection with
                  the Partnership's direct or indirect investment in its Subsidiaries or any other Person (including, without limitation, the contribution or loan of funds by the Partnership to such Persons);

                           (O) the determination of the fair market value of any
                  Partnership property distributed in kind using such reasonable method of valuation as the General Partner, in its sole discretion, may adopt;

                           (P) the exercise, directly or indirectly, through any
                  attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

                           (Q) the exercise of any of the powers of the General
                  Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

                           (R) the exercise of any of the powers of the General
                  Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest pursuant to contractual or other arrangements with such Person;

                           (S) the making, execution and delivery of any and all
                  deeds, leases, notes, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary or appropriate, in the judgment of the General Partner, for the accomplishment of any of the foregoing;

                           (T) the issuance of additional Partnership Units in
                  connection with Capital Contributions by Additional Limited Partners and additional Capital Contributions by Partners pursuant to Article 4 hereof;

                           (U) the opening of bank accounts on behalf of, and in
                  the name of, the Partnership and its Subsidiaries; and

                           (V) the amendment and restatement of EXHIBIT A to
                  reflect accurately at all times the Capital Contributions and Percentage Interests of the Partners as the same are adjusted from time to time to the extent necessary to reflect redemptions, Capital Contributions, the issuance of Partnership Units, the admission of any Additional Limited Partner or any Substituted Limited Partner or otherwise, which amendment and restatement, notwithstanding anything in this Agreement to the contrary, shall not be deemed an amendment of this Agreement, as long as the matter or event being reflected in EXHIBIT A otherwise is authorized by this Agreement.

                  (b) (i) Each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement to the fullest extent permitted under the Act or other applicable law, rule or regulation.

                    (ii) The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

                  (c) At all times from and after the date hereof, the General Partner at the expense of the Partnership, may or may not, cause the Partnership to obtain and maintain

                           (i) casualty, liability and other insurance on the
                  properties of the Partnership;

                           (ii) liability insurance for the Indemnitees
                  hereunder; and

                           (iii) such other insurance as the General Partner, in
                  its sole and absolute discretion, determines to be appropriate and reasonable.

                  (d) At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain at any and all times working capital accounts and other cash or similar balances in such amount as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

                  (e) (i) In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner (including the General Partner) of any action taken (or not taken) by it. The General Partner and the Partnership shall not have liability to a Limited Partner for monetary damages or otherwise for losses sustained, liabilities incurred or benefits not delivered by such Limited Partner in connection with such decisions, provided that the General Partner has acted in good faith pursuant to its authority under this Agreement. The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, the General Partner, and the General Partner's stockholders, collectively.

                           (ii) The General Partner and the Partnership shall
                  not have liability to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner taken pursuant to its authority under and in accordance with this Agreement.

         7.2      CERTIFICATE OF LIMITED PARTNERSHIP

                  (a) The General Partner has previously filed the Certificate with the Secretary of State of Delaware as required by the Act.

                  (b) (i) The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and any other state, or the District of Columbia, in which the Partnership may elect to do business or own property.

                        (ii) To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all of the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, or the District of Columbia, in which the Partnership may elect to do business or own property.

                        (iii) Subject to the terms of Section 8.5(a)(iv) hereof, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner.

         7.3      REIMBURSEMENT OF THE GENERAL PARTNER

                  (a) Except as provided in this Section 7.3 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments, and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

                  (b) (i) The Partnership shall be responsible for and shall pay all expenses relating to the Partnership's organization, the ownership of its assets and its operations. The General Partner shall be reimbursed on a monthly basis, or such other basis as it may determine in its sole and absolute discretion, for all expenses that it incurs on behalf of the Partnership relating to the ownership and operation of the Partnership's assets, or for the benefit of the Partnership, including all expenses associated with compliance by the General Partner and the Initial Limited Partner with laws, rules and regulations promulgated by any regulatory body, expenses related to the operations of the General Partner and to the management and administration of any Subsidiaries of the General Partner or the Partnership or Affiliates of the Partnership, such as auditing expenses and filing fees and any and all salaries, compensation and expenses of officers and employees of the General Partner, but excluding any portion of expenses reasonably attributable to assets not owned by or for the benefit of, or to operations not for the benefit of, the Partnership or Affiliates of the Partnership; PROVIDED, that the amount of any such reimbursement shall be reduced by any interest earned by the General Partner with respect to bank accounts or other instruments or accounts held by it in its name.

                  (ii) Such reimbursement shall be in addition to any reimbursement made as a result of indemnification pursuant to Section
         7.6 hereof.

                  (iii) The General Partner shall determine in good faith the amount of expenses incurred by it related to the ownership and operation of, or for the benefit of, the Partnership. If certain expenses are incurred for the benefit of the Partnership and other entities (including the General Partner), such expenses will be allocated to the Partnership and such other entities in such a manner as the General Partner in its reasonable discretion deems fair and reasonable. All payments and reimbursements hereunder shall be characterized for federal income tax purposes as expenses of the Partnership incurred on its behalf, and not as expenses of the General Partner.

                  (c) (i) Expenses incurred by the General Partner relating to the organization or reorganization of the Partnership and the General Partner the issuance of Common Stock in connection with the Consolidation and any issuance of additional Partnership Interests, REIT Stock or rights, options, warrants, or convertible or exchangeable securities pursuant to Section 4.2 hereof and all costs and expenses associated with the preparation and filing of any periodic reports by the General Partner under federal, state or local laws or regulations (including, without limitation, all costs, expenses, damages, and other payments resulting from or arising in connection with litigation related to any of the foregoing) are primarily obligations of the Partnership.

                  (ii) To the extent the General Partner pays or incurs such expenses, the General Partner shall be reimbursed for such expenses.

         7.4      OUTSIDE ACTIVITIES OF THE GENERAL PARTNER

                  (a) Without the Consent of the Outside Limited Partners, the General Partner shall not directly or indirectly enter into or conduct any business other than in connection with the ownership, acquisition, and disposition of Partnership Interests and the management of the business of the Partnership, and such activities as are incidental thereto.

                  (b) The General Partner and any Affiliates of the General Partner may acquire Limited Partner Interests and shall be entitled to exercise all rights of a Limited Partner relating to such Limited Partner Interests.

         7.5      CONTRACTS WITH AFFILIATES

                  (a) (i) The Partnership may lend or contribute funds or other assets to its Subsidiaries or other Persons in which it has an equity investment and such Subsidiaries and Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner.

                  (ii) The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

                  (b) Except as provided in Section 7.4, the Partnership may Transfer assets to Entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner, in its sole and absolute discretion, may determine.

                  (c) Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, Transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are determined by the General Partner in good faith to be fair and reasonable.

                  (d) The General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt, on behalf of the Partnership, employee benefit plans, stock option plans, and similar plans funded by the Partnership for the benefit of employees of the Partnership, the General Partner, any Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership, the General Partner, any Subsidiaries of the Partnership or any Affiliate of any of them.

                  (e) The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, a "right of first opportunity" or "right of first offer" arrangement, non-competition agreements and other conflict avoidance agreements with various Affiliates of the Partnership and the General Partner, on such terms as the General Partner, in its sole and absolute discretion, believes are advisable.

         7.6      INDEMNIFICATION

                  (a) (i) To the fullest extent permitted by Delaware law, the Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys' fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership or the General Partner as set forth in this Agreement, in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, except to the extent it is finally determined by a court of competent jurisdiction, from which no further appeal may be taken, that such Indemnitee's action constituted intentional acts or omissions constituting willful misconduct or fraud.

                  (ii) Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty (except a guaranty by a limited partner of nonrecourse indebtedness of the Partnership or as otherwise provided in any such loan guaranty), contractual obligation for any indebtedness or other obligation or otherwise for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.6 in favor of any Indemnitee having or potentially having liability for any such indebtedness.

                  (iii) Any indemnification pursuant to this Section 7.6 shall be made only out of the assets of the Partnership, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership, or otherwise provide funds, to enable the Partnership to fund its obligations under this
         Section 7.6.

                  (b) Reasonable expenses incurred by an Indemnitee who is a party to a proceeding shall be paid or reimbursed by the Partnership in advance of the final disposition of any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative made or threatened against an Indemnitee upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section
         7.6 has been met; and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                  (c) The indemnification provided by this Section 7.6 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Indemnities are indemnified.

                  (d) The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of the Indemnities and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

                  (e) For purposes of this Section 7.6, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by such Indemnitee of its duties to the Partnership also imposes duties on, or otherwise involves services by, such Indemnitee to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 7.6; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

                  (f) In no event may an Indemnitee subject any of the Partners (other than the General Partner) to personal liability by reason of the indemnification provisions set forth in this Agreement.

                  (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.6 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

                  (h) (i) The provisions of this Section 7.6 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

                  (ii) Any amendment, modification or repeal of this Section 7.6 or any provision hereof shall be prospective only and shall not in any way affect the Partnership's liability to any Indemnitee under this
         Section 7.6, as in effect immediately prior to such amendment, modification, or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

                  (i) If and to the extent any payments to the General Partner pursuant to this Section 7.6 constitute gross income to the General Partner (as opposed to the repayment of advances made on behalf of the Partnership), such amounts shall constitute guaranteed payments within the meaning of Section 707(c) of the Code, shall be treated consistently therewith by the Partnership and all Partners, and shall not be treated as distributions for purposes of computing the Partners' Capital Accounts.

                  (j) Notwithstanding anything to the contrary in this Agreement, the General Partner shall not be entitled to indemnification hereunder for any loss, claim, damage, liability or expense for which the General Partner is obligated to indemnify the Partnership under any other agreement between the General Partner and the Partnership.

         7.7      LIABILITY OF THE GENERAL PARTNER

                  (a) Notwithstanding anything to the contrary set forth in this Agreement, the General Partner and its officers and directors shall not be liable for monetary damages to the Partnership, any Partners or any Assignees for losses sustained or liabilities incurred as a result of errors in judgment or mistakes of fact or law or of any act or omission unless the General Partner acted in bad faith and the act or omission was material to the matter giving rise to the loss, liability or benefit not derived.

                  (b) (i) The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership and the shareholders of the General Partner collectively, that the General Partner, subject to the provisions of Sec tion 7.1(e) hereof, is under no obligation to consider the separate interest of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or Assignees) in deciding whether to cause the Partnership to take (or decline to take) any actions, and that the General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions; provided that the General Partner has acted in good faith.

                           (ii) With respect to any indebtedness of the
                  Partnership which any Limited Partner may have guaranteed, the General Partner shall have no duty to keep such indebtedness outstanding.

                  (c) (i) Subject to its obligations and duties as General Partner set forth in Section 7.1(a) hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agent.

                           (ii) The General Partner shall not be responsible for
                  any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

                  (d) The Limited Partners expressly acknowledge that in the event of any conflict in the fiduciary duties owed by the General Partner to its stockholders and by the General Partner, in its capacity as a general partner of the Partnership, to the Limited Partners, the General Partner may act in the best interests of the General Partner's stockholders without violating its fiduciary duties to the Limited Partners, and that the General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by the Limited Partners in connection with any such violation.

                  (e) Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's and its officers' and directors' liability to the Partnership and the Limited Partners under this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

         7.8      OTHER MATTERS CONCERNING THE GENERAL PARTNER

                  (a) The General Partner may rely and shall be protected in acting, or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

                  (b) The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters which such General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

                  (c) (i) The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and duly appointed attorneys-in-fact.

                           (ii) Each such attorney shall, to the extent provided
                  by the General Partner in the power of attorney, have full power and authority to do and perform each and every act and duty which is permitted or required to be done by the General Partner hereunder.

                  (d) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order

                           (i) to protect the ability of the General Partner to
                  continue to qualify as a REIT; or

                           (ii) to avoid the General Partner incurring any taxes
                  under Section 857 or Section 4981 of the Code,

         is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

         7.9      TITLE TO PARTNERSHIP ASSETS

                  (a) Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof.

                  (b) (i) Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner.

                           (ii) The General Partner hereby declares and warrants
                  that any Partnership asset for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; PROVIDED, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable.

                           (iii) All Partnership assets shall be recorded as the
                  property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

         7.10     RELIANCE BY THIRD PARTIES

                  (a) Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if the General Partner were the Partnership's sole party in interest, both legally and beneficially.

                   (b) Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing.

                  (c) In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expediency of any act or action of the General Partner or its representatives.

                  (d) Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that

                           (i) at the time of the execution and delivery of such
                  certificate, document or instrument, this Agreement was in full force and effect;

                           (ii) the Person executing and delivering such
                  certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership; and

                           (iii) such certificate, document or instrument was
                  duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

         7.11     LOANS BY THIRD PARTIES.

         The Partnership may incur Debt, or enter into similar credit, guarantee, financing or refinancing arrangements for any purpose (including, without limitation, in connection with any acquisition of property) with any Person upon such terms as the General Partner determines appropriate.

                                    ARTICLE 8
                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

         8.1      LIMITATION OF LIABILITY

         The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement, including Section 10.5 hereof, or under the Act.

         8.2      MANAGEMENT OF BUSINESS

                  (a) No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, employee, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operation, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership.

                  (b) The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

         8.3      OUTSIDE ACTIVITIES OF LIMITED PARTNERS

                  (a) Subject to any agreements entered into pursuant to Section
         7.5 hereof and any other agreements entered into by a Limited Partner or its Affiliates with the Partnership or any of its Subsidiaries, any Limited Partner and any officer, director, employee, agent, trustee, Affiliate or shareholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct competition with the Partnership or that are enhanced by the activities of the Partnership.

                  (b) Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee.

                  (c) None of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the Partnership relationship established hereby in any business ventures of any other Person and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person.

         8.4      RETURN OF CAPITAL

                  (a) Except pursuant to the Exchange Rights Agreements, no Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein.

                  (b) Except to the extent provided by Exhibit B, or as otherwise expressly provided in this Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee, either as to the return of Capital Contributions or as to profits, losses or distributions.

         8.5      RIGHTS OF LIMITED PARTNERS RELATING TO THE PARTNERSHIP

                  (a) In addition to the other rights provided by this Agreement or by the Act, and except as limited by Section 8.5(d) hereof, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at such Limited Partner's own expense (including such reasonable copying and administrative charges as the General Partner may establish from time to time):

                           (i) to obtain a copy of the most recent annual and
                  quarterly reports filed with the Securities and Exchange Commission by the General Partner pursuant to the Securities Exchange Act of 1934;

                           (ii) to obtain a copy of the Partnership's federal,
                  state and local income tax returns for each Partnership Year;


                  (b) Notwithstanding any other provision of this Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that

                           (i) the General Partner reasonably believes to be in
                  the nature of trade secrets or other information, the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or could damage the Partnership or its business; or

                           (ii) the Partnership is required by law or by
                  agreements with an unaffiliated third party to keep confidential.

         8.6      EXCHANGE RIGHTS AGREEMENTS

                  (a) The Limited Partners have been granted the right, but not the obligation, to exchange all or a portion of their Partnership Units for cash or, at the option of the General Partner, for shares of REIT Stock on the terms and subject to the conditions and restrictions contained in certain Exchange Rights Agreements between the General Partners and the Limited Partners (as amended from time to time, the "Exchange Rights Agreements"). The forms of Exchange Rights Agreement governing the exchange of Partnership Units is attached hereto as Exhibit E.

                  (b) The Limited Partners and all successors, assignees and transferees (whether by operation of law, including by merger or consolidation, dissolution or liquidation of an entity that is a Limited Partner, or otherwise) shall be bound by the provisions of the Exchange Rights Agreement.

                                    ARTICLE 9
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

         9.1      RECORDS AND ACCOUNTING

                  (a) The General Partner shall keep or cause to be kept at the principal office of the Partnership those records and documents required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership's business, including, without limitation, all books and records necessary for the General Partner to comply with applicable REIT Requirements and to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Sections 8.5(a) and 9.3 hereof.

                  (b) Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time.

                  (c) The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles, or such other basis as the General Partner determines to be necessary or appropriate.

         9.2      FISCAL YEAR

         The fiscal year of the Partnership shall be the calendar year.

         9.3      REPORTS

                  (a) As soon as practicable, but in no event later than the date on which the General Partner mails its annual report to its stockholders, the General Partner shall cause to be mailed to each Limited Partner as of the close of the Partnership Year, an annual report containing financial statements of the Partnership, or of the General Partner, if such statements are prepared on a consolidated basis with the Partnership, for such Partnership Year, presented in accordance with GAAP, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner in its sole discretion.

                  (b) If and to the extent that the General Partner mails quarterly reports to its stockholders, then as soon as practicable, but in no event later than the date such reports are mailed, the General Partner shall cause to be mailed to each Limited Partner a report containing unaudited financial statements as of the last day of the calendar quarter of the Partnership, or of the General Partner, if such statements are prepared on a consolidated basis with the Partnership, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate.

                                   ARTICLE 10
                                   TAX MATTERS

         10.1     PREPARATION OF TAX RETURNS

         The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within ninety (90) days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes.

         10.2     TAX ELECTIONS

                  (a) Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code; PROVIDED, HOWEVER, that the General Partner shall make the election under Section 754 of the Code in accordance with applicable regulations thereunder effective for the first calendar year following the Effective Date.

                  (b) The General Partner shall elect a permissible method (which need not be the same method for each item or property) of eliminating the disparity between the book value and the tax basis for each item of property contributed to the Partnership or to a Subsidiary of the Partnership pursuant to the regulations promulgated under the provisions of Section 704(c) of the Code.

                  (c) The General Partner shall have the right to seek to revoke any tax election it makes, including, without limitation, the election under Section 754 of the Code, upon the General Partner's determination, in its sole and absolute discretion, that such revocation is in the best interests of the Partners.

         10.3     TAX MATTERS PARTNER

                       (a) (i) The General Partner shall be the "tax matters
                  partner" of the Partnership for federal income tax purposes.

                           (ii) Pursuant to Section 6230(e) of the Code, upon
                  receipt of notice from the Internal Revenue Service of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the Internal Revenue Service with the name, address, taxpayer identification number, and profit interest of each of the Limited Partners and the Assignees; PROVIDED, that such information is provided to the Partnership by the Limited Partners and the Assignees.

                           (iii) The tax matters partner is authorized, but not
                  required:

                                    (A) to enter into any settlement with the
                           Internal Revenue Service with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner

                                          (I) who (within the time prescribed
                                    pursuant to the Code and Regulations) files a statement with the Internal Revenue Service providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner; or

                                          (II) who is a "notice partner" (as
                                    defined in Section 6231(a)(8) of the Code) or a member of a "notice group" (as defined in Section 6223(b)(2) of the Code);

                                    (B) in the event that a notice of a final
                           administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the filing of a complaint for refund with the United States Claims Court or the District Court of the United States for the district in which the Partnership's principal place of business is located;

                                    (C) to intervene in any action brought by
                           any other Partner for judicial review of a final adjustment;

                                    (D) to file a request for an administrative
                           adjustment with the Internal Revenue Service and, if any part of such request is not allowed by the Internal Revenue Service, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

                                    (E) to enter into an agreement with the
                           Internal Revenue Service to extend the period for assessing any tax which is attributable to any item required to be taken account of by a Partner for tax purposes, or an item affected by such item; and

                                    (F) to take any other action on behalf of
                           the Partners or the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

                  The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.6 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such.

                  (c) (i) The tax matters partner shall receive no compensation for its services.

                           (ii) All third party costs and expenses incurred by
                  the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership.

                           (iii) Nothing herein shall be construed to restrict
                  the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

         10.4     ORGANIZATIONAL EXPENSES

         The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a sixty (60) month period as provided in Section 709 of the Code.

         10.5     WITHHOLDING

                  (a) Each Limited Partner hereby authorizes the Partnership to withhold from, or pay on behalf of or with respect to, such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Sections 1441, 1442, 1445, or 1446 of the Code.

                  (b) (i) Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within fifteen (15) days after notice from the General Partner that such payment must be made unless

                                    (A) the Partnership withholds such payment
                           from a distribution which would otherwise be made to the Limited Partner; or

                                    (B) the General Partner determines, in its
                           sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner.

                           (ii) Any amounts withheld pursuant to the foregoing
                  clauses (i)(A) or (B) shall be treated as having been distributed to such Limited Partner.

                  (c) (i) Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interest to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.5.

                           (ii) (A) In the event that a Limited Partner fails to pay when due any amounts owed to the Partnership pursuant to this Section 10.5, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner.

                                    (B) Without limitation, in such event, the
                           General Partner shall have the right to receive distributions that would otherwise be distributable to such defaulting Limited Partner until such time as such loan, together with all interest thereon, has been paid in full, and any such distributions so received by the General Partner shall be treated as having been distributed to the defaulting Limited Partner and immediately paid by the defaulting Limited Partner to the General Partner in repayment of such loan.

                           (iii) Any amount payable by a Limited Partner
                  hereunder shall bear interest at the highest base or prime rate of interest published from time to time by any of Citibank, N.A., Chemical Bank, Morgan Guaranty Trust Company of New York and Chase Manhattan Bank, N.A., plus four (4) percentage points, but in no event higher than the maximum lawful rate of interest on such obligation, such interest to accrue from the date such amount is due (I.E., fifteen (15) days after demand) until such amount is paid in full.

                           (iv) Each Limited Partner shall take such actions as
                  the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.

                                   ARTICLE 11
                            TRANSFERS AND WITHDRAWALS

         11.1     TRANSFER

                  (a) (i) The term "Transfer," when used in this Article 11 with respect to a Partnership Interest or a Partnership Unit, shall be deemed to refer to a transaction by which the General Partner purports to assign all or any part of its General

                  Partner Interest to another Person or a Limited Partner purports to assign all or any part of its Limited Partner Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise.

                           (ii) The term "Transfer" when used in this Article 11
                  does not include any exchange of Partnership Units for cash or REIT Stock pursuant to the Exchange Rights Agreement.

                  (b)      (i)      No Partnership Interest shall be
                  Transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 11.

                           (ii) Any Transfer or purported Transfer of a
                  Partnership Interest not made in accordance with this Article 11 shall be null and void.

         11.2     TRANSFER OF THE GENERAL PARTNER'S GENERAL PARTNER INTEREST

                  (a) The General Partner may not Transfer any of its General Partner Interest or withdraw as General Partner, or Transfer any of its Limited Partner Interest, except

                           (i) if Limited Partners holding at least a majority
                  of the Percentage Interests of the Limited Partners (other than Limited Partner Interests held by the General Partner or any Affiliate thereof) consent to such Transfer or withdrawal,

                           (ii) if such Transfer is to an entity which is wholly
                  owned by the General Partner and is a Qualified REIT Subsidiary as defined in Section 856(i) of the Code or

                           (iii) in connection with a transaction described in
                  Section 11.2(c) or 11.2(d) (as applicable).

                  (b) In the event the General Partner withdraws as general partner of the Partnership in accordance with Section 11.2(a), the General Partner's General Partner Interest shall immediately be converted into a Limited Partner Interest.

                  (c) Except as otherwise provided in Section 11.2(d), the General Partner shall not engage in any merger, consolidation or other combination of the General Partner with or into another Person (other than a merger in which the General Partner is the surviving entity) or sale of all or substantially all of its assets, or any reclassification, or any recapitalization of outstanding REIT Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination of REIT Stock) (a "Transaction"), unless

                           (i) in connection with the Transaction all Limited
                  Partners will either receive, or will have the right to elect to receive, for each Partnership Unit an amount of cash, securities, or other property equal to the product of the Exchange Factor and the greatest amount of cash, securities or other property or value paid in the Transaction to or received by a holder of one share of REIT Stock corresponding to such Partnership Unit in consideration of one share of REIT Stock at any time during the period from and after the date on which the Transaction is consummated; PROVIDED that if, in connection with the Transaction, a purchase, tender or exchange offer ("Offer") shall have been made to and accepted by the holders of more than 50% of the outstanding REIT Stock, each holder of Partnership Units shall be given the option to exchange its Partnership Units for the greatest amount of cash, securities, or other property which a Limited Partner would have received had it

                                    (A)     exercised its Exchange Right and

                                    (B) sold, tendered or exchanged pursuant to
                           the Offer the REIT Stock received upon exercise of the Exchange Right immediately prior to the expiration of the Offer.

                           The foregoing is not intended to, and does not,
                  affect the ability of (i) a stockholder of the General Partner to sell its stock in the General Partner or (ii) the General Partner to perform its obligations (under agreement or otherwise) to such stockholders (including the fulfillment of any obligations with respect to registering the sale of stock under applicable securities laws).

                  (d) (i) Notwithstanding Section 11.2(c), the General Partner may merge into or consolidate with another entity if immediately after such merger or consolidation

                                    (A) substantially all of the assets of the
                           successor or surviving entity (the "Surviving General Partner"), other than Partnership Units held by the General Partner, are contributed to the Partnership as a Capital Contribution in exchange for Partnership Units with a fair market value equal to the value of the assets so contributed as determined by the Surviving General Partner in good faith and

                                    (B) the Surviving General Partner expressly
                           agrees to assume all obligations of the General Partner hereunder.

                           (ii) (A) Upon such contribution and assumption, the
                  Surviving General Partner shall have the right and duty to amend this Agreement and the Exchange Rights Agreement as set forth in this Section 11.2(d).

                                    (B) (I) The Surviving General Partner shall in good faith arrive at a new method for the calculation of the Exchange Factor for a Partnership Unit after any such merger or consolidation so as to approximate the existing method for such calculation as closely as reasonably possible.

                                            (II) Such calculation shall take
                                    into account, among other things, the kind and amount of securities, cash and other property that was receivable upon such merger or consolidation by a holder of REIT Stock or options, warrants or other rights relating thereto, and which a holder of Partnership Units could have acquired had such Partnership Units been redeemed for REIT Stock immediately prior to such merger or consolidation.

                                    (C) Such amendment to this Agreement shall
                           provide for adjustment to such method of calculation, which shall be as nearly equivalent as may be practicable to the adjustments provided for with respect to the Exchange Factor.

                           (iii) The above provisions of this Section 11.2(d)
                  shall similarly apply to successive mergers or consolidations permitted hereunder.

         11.3     LIMITED PARTNERS' RIGHTS TO TRANSFER

                  (a) Subject to the provisions of Sections 11.3(c), 11.3(d), 11.3(e), 11.4 and 11.6, a Limited Partner may, without the consent of the General Partner, Transfer all or any portion of its Limited Partnership Interest, or any of such Limited Partner's economic right as a Limited Partner. In order to effect such transfer, the Limited Partner must deliver to the General Partner a duly executed copy of the instrument making such transfer and such instrument must evidence the written acceptance by the assignee of all of the terms and conditions of this Agreement and represent that such assignment was made in accordance with all applicable laws and regulations.

                  (b) (i) If a Limited Partner is Incapacitated, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all of the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate and such power as the Incapacitated Limited Partner possessed to Transfer all or any part of his or its interest in the Partnership.

                           (ii) The Incapacity of a Limited Partner, in and of
                  itself, shall not dissolve or terminate the Partnership.

                  (c) The General Partner may prohibit any Transfer by a Limited Partner of its Partnership Units if, in the opinion of legal counsel to the Partnership, such Transfer would require filing of a registration statement under the Securities Act of 1933, as amended, or would otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Units.

                  (d) No Transfer by a Limited Partner of its Partnership Units may be made to any Person if

                           (i) in the opinion of legal counsel of the
                  Partnership, it would adversely affect the ability of the General Partner to continue to qualify as a REIT or would subject the General Partner to any additional taxes under
                  Section 857 or Section 4981 of the Code;

                           (ii) in the opinion of legal counsel for the
                  Partnership, it would result in the Partnership being treated as an association taxable as a corporation for federal income tax purposes;

                           (iii) such Transfer would cause the Partnership to
                  become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in
                  Section 4975(c) of the Code);

                           (iv) such Transfer would, in the opinion of legal
                  counsel for the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations
                  Section 2510.2-101;

                           (v) such Transfer would subject the Partnership to
                  regulation under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or the Employee Retirement Income Security Act of 1974, each as amended;

                           (vi) without the consent of the General Partner,
                  which consent may be withheld in its sole and absolute discretion, such Transfer is a sale or exchange, and such sale or exchange would, when aggregated with all other sales and exchanges during the 12-month period ending on the date of the proposed Transfer, result in 50% or more of the interests in Partnership capital and profits being sold or exchanged during such 12-month period; or

                           (vii) such Transfer is effectuated through an
                  "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code.

                  (e) No transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Regulations Section 1.752-4(b)) to any lender to the Partnership whose loan constitutes a nonrecourse liability (within the meaning of Regulations Section 1.752-1(a)(2)), without the consent of the General Partner, which may be withheld in its sole and absolute discretion, PROVIDED that as a condition to such consent the lender will be required to enter into an arrangement with the Partnership and the General Partner to exchange for the Cash Amount (as such term is defined in the Exchange Rights Agreement) any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

                  (f) Any Transfer in contravention of any of the provisions of this Section 11.3 shall be void and ineffectual and shall not be binding upon, or recognized by, the Partnership.

         11.4     SUBSTITUTED LIMITED PARTNERS

                  (a) (i) No Limited Partner shall have the right to substitute a Permitted Transferee for a Limited Partner in his place.

                           (ii) The General Partner shall, however, have the
                  right to consent to the admission of a Permitted Transferee of the Partnership Interest of a Limited Partner pursuant to this
                  Section 11.4 as a Substitute Limited Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion.

                           (iii) The General Partner's failure or refusal to
                  permit such transferee to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner.

                  (b) A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.

                  (c) (i) No Permitted Transferee will be admitted as a Substituted Limited Partner unless such transferee has furnished to the General Partner

                                    (A) evidence of acceptance in form
                           satisfactory to the General Partner of all of the terms and conditions of this Agreement and the Exchange Rights Agreement, including, without limitation, the power of attorney granted in Section
                           2.4 hereof, and

                                    (B) such other documents or instruments as
                           may be required in the reasonable discretion of the General Partner in order to effect such Person's admission as a Substituted Limited Partner.

                           (ii) Upon the admission of a Substituted Limited
                  Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Partnership Units, and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

         11.5     ASSIGNEES

                  (a) If the General Partner, in its sole and absolute discretion, does not consent to the admission of any transferee as a Substituted Limited Partner, as described in Section 11.4(a), such transferee shall be considered an Assignee for purposes of this Agreement.

                  (b) An Assignee shall be deemed to have had assigned to it, and shall be entitled to receive distributions from the Partnership and the share of Net Income, Net Losses and any other items of gain, loss, deduction or credit of the Partnership attributable to the Partnership Units assigned to such transferee, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement, and shall not be entitled to vote such Partnership Units in any matter presented to the Limited Partners for a vote (such Partnership Units being deemed to have been voted on such matter in the same proportion as all other Partnership Units held by Limited Partners are voted).

                  (c) In the event any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all of the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units.

         11.6     GENERAL PROVISIONS

                  (a) No Limited Partner may withdraw from the Partnership other than as a result of a permitted Transfer of all of such Limited Partner's Partnership Units in accordance with this Article 11 or pursuant to exchange of all of its Partnership Units pursuant to the applicable Exchange Rights Agreement.

                  (b) (i) Any Limited Partner which shall Transfer all of its Partnership Units in a Transfer permitted pursuant to this
                  Article 11 shall cease to be a Limited Partner upon the admission of all Assignees of such Partnership Units as Substituted Limited Partners.

                           (ii) Similarly, any Limited Partner which shall
                  Transfer all of its Partnership Units pursuant to an exchange of all of its Partnership Units pursuant to an Exchange Rights Agreement shall cease to be a Limited Partner.

                  (c) Other than pursuant to the Exchange Rights Agreement or with the consent of the General Partner, transfers pursuant to this
         Article 11 may only be made as of the first day of a fiscal quarter of the Partnership.

                  (d) (i) If any Partnership Interest is transferred or assigned during the Partnership's fiscal year in compliance with the provisions of this Article 11 or exchanged pursuant to the applicable Exchange Rights Agreement on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items attributable to such interest for such Partnership Year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the interim closing of the books method.

                           (ii) Solely for purposes of making such allocations,
                  each of such items for the calendar month in which the Transfer or assignment occurs shall be allocated to the transferee Partner, and none of such items for the calendar month in which an exchange occurs shall be allocated to the exchanging Partner, PROVIDED, HOWEVER, that the General Partner may adopt such other conventions relating to allocations in connection with transfers, assignments, or exchanges as it determines are necessary or appropriate.

                           (iii) All distributions of Available Cash
                  attributable to Partnership Units, with respect to which the Partnership Record Date is before the date of such transfer, assignment, or exchange of such Partnership Units, shall be made to the transferor Partner or the exchanging Partner, as the case may be, and in the case of a transfer or assignment other than an exchange, all distributions of Available Cash thereafter attributable to such Partnership Units shall be made to the transferee Partner.

                  (e) In addition to any other restrictions on transfer herein contained, including without limitation the provisions of this Article 11, in no event may any transfer or assignment of a Partnership Interest by any Partner (including pursuant to Section 8.6) be made without the express consent of the General Partner, in its sole and absolute discretion, (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of applicable law; (iii) of any component portion of a Partnership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest; (iv) if in the opinion of legal counsel to the Partnership such transfer would cause a termination of the Partnership for federal or state income tax purposes (except as a result of the exchange for REIT Stock of all Partnership Units held by all Limited Partners or pursuant to a transaction expressly permitted under Section
         7.11 or Section 11.2); (v) if in the opinion of counsel to the Partnership, such transfer would cause the Partnership to cease to be classified as a partnership for federal income tax purposes (except as a result of the exchange for REIT Stock of all Partnership Units held by all Limited Partners or pursuant to a transaction expressly permitted under Section 7.11 or Section 11.2); (vi) if such transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975 of the Code); (vii) if such transfer would, in the opinion of counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.1-101;
         (viii) if such transfer requires the registration of such Partnership Interest pursuant to any applicable federal or state securities laws;
         (ix) if such transfer is effectuated through an "established securities market" or a "secondary market" (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code or such transfer causes the Partnership to become a "publicly traded partnership," as such term is defined in Section 469(k)(2) or Section 7704(b) of the Code (provided that this clause (ix) shall not be the basis for limiting or restricting in any manner the exercise of the Exchange Right under
         Section 8.6 unless, and only to the extent that, outside tax counsel provides to the General Partner an opinion to the effect that, in the absence of such limitation or restriction, there is a significant risk that the Partnership will be treated as a "publicly traded partnership" and, by reason thereof, taxable as a corporation); (x) if such transfer subjects the Partnership to regulation under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or ERISA, each as amended;
         (xi) such transfer could adversely affect the ability of the General Partner to remain qualified as a REIT; or (xii) if in the opinion of legal counsel for the transferring Partner (which opinion and counsel shall be reasonably satisfactory to the Partnership) or legal counsel for the Partnership, if the General Partner has elected to be qualified as a REIT, such transfer would adversely affect the ability of the General Partner to continue to qualify as a REIT or subject the General Partner to any additional taxes under Section 857 or Section 4981 of the Code.

                  (f) The General Partner shall monitor the transfers of interests in the Partnership to determine (i) if such interests are being traded on an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of
         Section 7704 of the Code; and (ii) whether additional transfers of interests would result in the Partnership being unable to qualify for at least one of the "safe harbors" set forth in Regulations Section 1.7704-1 (or such other guidance subsequently published by the IRS setting forth safe harbors under which interests will not be treated as "readily tradable on a secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code) (the "Safe Harbors"). The General Partner shall take all steps reasonably necessary or appropriate to prevent any trading of interests or any recognition by the Partnership of transfers made on such markets and, except as otherwise provided herein, to insure that at least one of the Safe Harbors is met; provided, however, that the foregoing shall not authorize the General Partner to limit or restrict in any manner the right of any holder of a Partnership Unit to exercise the Exchange Right in accordance with the terms of the applicable Exchange Rights Agreement unless, and only to the extent that, outside tax counsel provides to the General Partner an opinion to the effect that, in the absence of such limitation or restriction, there is a significant risk that the Partnership will be treated as a "publicly traded partnership" and, by reason thereof, taxable as a corporation.

                                   ARTICLE 12
                              ADMISSION OF PARTNERS

                  12.1     ADMISSION OF SUCCESSOR GENERAL PARTNER

                  (a) (i) A successor to all of the General Partner Interest pursuant to Section 11 hereof who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately following such transfer and the admission of such successor General Partner as a general partner of the Partnership upon the satisfaction of the terms and conditions set forth in Section 12.1(b).

                           (ii) Any such transferee shall carry on the business
                  of the Partnership without dissolution.

                  (b) A Person shall be admitted as a substitute or successor General Partner of the Partnership only if the following terms and conditions are satisfied:

                           (i) the Person to be admitted as a substitute or
                  additional General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner;

                           (ii) if the Person to be admitted as a substitute or
                  additional General Partner is a corporation or a partnership it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person's authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and

                           (iii) counsel for the Partnership shall have rendered
                  an opinion (relying on such opinions from other counsel as may be necessary) that the admission of the person to be admitted as a substitute or additional General Partner is in conformity with the Act, that none of the actions taken in connection with the admission of such Person as a substitute or additional General Partner will cause

                                    (A) the Partnership to be classified other
                           than as a partnership for federal income tax purposes, or

                                    (B) the loss of any Limited Partner's
                           limited liability.

                  (c) In the case of such admission on any day other than the first day of a Partnership Year, all items attributable to the General Partner Interest for such Partnership Year shall be allocated between the transferring General Partner and such successor as provided in
         Section 11.6(d) hereof.

                  12.2     ADMISSION OF ADDITIONAL LIMITED PARTNERS

                  (a) A Person who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner

                           (i) evidence of acceptance in form satisfactory to
                  the General Partner of all of the terms and conditions of this Agreement and the applicable Exchange Rights Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof, and

                           (ii) such other documents or instruments as may be
                  required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner.

                  (b) (i) Notwithstanding anything to the contrary in this
                  Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion.

                           (ii) The admission of any Person as an Additional
                  Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

                  (c) (i) If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items allocable among Partners and Assignees for such Partnership Year shall be allocated among such Additional Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the interim closing of the books method.

                           (ii) (A) Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Additional Limited Partner occurs shall be allocated among all of the Partners and Assignees, including such Additional Limited Partner.

                                    (B) distributions of Available Cash with
                           respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees, other than the Additional Limited Partner, and all distributions of Available Cash thereafter shall be made to all of the Partners and Assignees, including such Additional Limited Partner.

                  (d) Upon the admission of the first Additional Limited Partner to the Partnership, the Initial Limited Partner's original interest in the Partnership shall automatically, and without further action on the part of the Initial Limited Partner or the Partnership, be withdrawn.

                  12.3 AMENDMENT OF AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP

         For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to
Section 2.4 hereof.

                                   ARTICLE 13
                    DISSOLUTION, LIQUIDATION AND TERMINATION

                  13.1     DISSOLUTION

                  (a) The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership.

                  (b) The Partnership shall dissolve, and its affairs shall be wound up, only upon the first to occur of any of the following ("Liquidating Events"):

                           (i) the expiration of its term as provided in Section
                  2.5 hereof;

                           (ii) an event of withdrawal of the General Partner,
                  as defined in the Act (other than an event of bankruptcy), unless, within ninety (90) days after such event of withdrawal, a "majority in interest" (as defined below) of the remaining Partners Consent in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a successor General Partner;

                           (iii) an election to dissolve the Partnership made by
                  the General Partner, with the Consent of Limited Partners holding at least a majority of the Percentage Interest of the Limited Partners (including Limited Partner Interests held by the General Partner);

                           (iv) entry of a decree of judicial dissolution of the
                  Partnership pursuant to the provisions of the Act;

                           (v) the sale of all or substantially all of the
                  assets and properties of the Partnership;

                           (vi) a final and non-appealable judgment is entered
                  by a court of competent jurisdiction ruling that the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect, unless prior to the entry of such order or judgment a "majority in interest" (as defined below) of the remaining Partners Consent in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such order or judgment, of a substitute General Partner.

         As used herein, a "majority in interest" shall refer to Partners (excluding the General Partner) who hold more than fifty percent (50%) of the outstanding Percentage Interests not held by the General Partner.

                  13.2     WINDING UP

                  (a) (i) Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners.

                           (ii) No Partner shall take any action that is
                  inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs.

                           (iii) The General Partner, or, in the event there is
                  no remaining General Partner, any Person elected by Limited Partners holding at least a "majority in interest" (the General Partner or such other Person being referred to herein as the "Liquidator"), shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of common stock or other securities of the General Partner) shall be applied and distributed in the following order:

                                    (A) First, to the payment and discharge of
                           all of the Partnership's debts and liabilities to creditors other than the Partners;

                                    (B) Second, to the payment and discharge of
                           all of the Partnership's debts and liabilities to the General Partner;

                                    (C) Third, to the payment and discharge of
                           all of the Partnership's debts and liabilities to the other Partners; and

                                    (D) The balance, if any, to the General
                           Partner and Limited Partners to the extent of and in accordance with the positive balances in their Capital Accounts, after giving effect to all contributions, distributions, and allocations for all periods.

                           (iv) The General Partner shall not receive any
                  additional compensation for any services performed pursuant to this Article 13.

                           (v) Any distributions pursuant to this Section
                  13.2(a) shall be made by the end of the Partnership's taxable year in which the liquidation occurs (or, if later, within 90 days after the date of the liquidation).

                  (b) (i) Notwithstanding the provisions of Section 13.2(a) hereof which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any asset except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of
                  Section 13.2(a) hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation.

                           (ii) Any such distributions in kind shall be made
                  only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interests of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time.

                           (iii) The Liquidator shall determine the fair market
                  value of any property distributed in kind using such reasonable method of valuation as it may adopt.

                  (c) In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article 13 may be:

                                    (A) distributed to a trust established for
                           the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or the General Partner arising out of or in connection with the Partnership; the assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement; or

                                    (B) withheld or escrowed to provide a
                           reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld or escrowed amounts shall be distributed to the General Partner and Limited Partners in the manner and order of priority set forth in Section 13.2(a) as soon as practicable.

         13.3     NO OBLIGATION TO CONTRIBUTE DEFICIT

         If any Partner has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever.

         13.4     RIGHTS OF LIMITED PARTNERS

                  (a) Except as otherwise provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of its Capital Contributions and shall have no right or power to demand or receive property other than cash from the Partnership.

                  (b) Except as otherwise provided in this Agreement, no Limited Partner shall have priority over any other Partner as to the return of its Capital Contributions, distributions, or allocations.

         13.5     NOTICE OF DISSOLUTION

         In the event a Liquidating Event occurs or an event occurs that would, but for the provisions of an election or objection by one or more Partners pursuant to Section 13.1, result in a dissolution of the Partnership, the General Partner shall, within thirty (30) days thereafter, provide written notice thereof to each of the Partners.

         13.6 TERMINATION OF PARTNERSHIP AND CANCELLATION OF CERTIFICATE OF LIMITED PARTNERSHIP

         Upon the completion of the liquidation of the Partnership's assets, as provided in Section 13.2 hereof, the Partnership shall be terminated, a certificate of cancellation shall be filed, and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the state of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

         13.7     REASONABLE TIME FOR WINDING-UP

         A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereof in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect among the Partners during the period of liquidation.

         13.8     WAIVER OF PARTITION

         Each Partner hereby waives any right to partition of the Partnership property.

                                   ARTICLE 14
                  AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS

         14.1     AMENDMENTS

                  (a) (i) Amendments to this Agreement may be proposed by the General Partner or by any Limited Partners holding in the aggregate 25 percent or more of the Partnership Interests.

                           (ii) (A) Following such proposal, the General Partner shall submit any proposed amendment to the Limited Partners.

                                    (B) The General Partner shall seek the
                           written vote of the Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate.

                                    (C) For purposes of obtaining a written
                           vote, the General Partner may require a response within a reasonable specified time, but not less than fifteen (15) days, and failure to respond in such time period shall constitute a vote which is consistent with the General Partner's recommendation with respect to the proposal.

                                    (D) Except as provided in Section 14.1(b),
                           14.1(c) or 14.1(d), a proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner and it receives the Consent of Limited Partners holding at least a majority of the Percentage Interests of the Limited Partners (including Limited Partner Interests held by the General Partner).

                  (b) (i) Notwithstanding Section 14.1(a), the General Partner shall have the power, without the consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

                                    (A) to add to the obligations of the General
                           Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

                                    (B) to reflect the admission, substitution,
                           termination, or withdrawal of Partners in accordance with this Agreement (which may be effected through the amendment or replacement of Exhibit A);

                                    (C) to set forth the designations, rights,
                           powers, duties, and preferences of the holders of any additional Partnership Interests issued pursuant to
                           Section 4.3 hereof;

                                    (D) to reflect a change that does not
                           adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement; and

                                    (E) to satisfy any requirements, conditions,
                           or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law.

                           (ii) The General Partner shall provide notice to the
                  Limited Partners when any action under this Section 14.1(b) is taken in the next regular communication to the Limited Partners.

                  (c) Notwithstanding Section 14.1(a) and 14.1(b) hereof, this Agreement shall not be amended with respect to any Partner adversely affected without the Consent of such Partner adversely affected if such amendment would

                           (i) convert a Limited Partner's interest in the
                  Partnership into a General Partner Interest;

                           (ii) modify the limited liability of a Limited
                  Partner in a manner adverse to such Limited Partner; or

                           (iii) amend this Section 14.1(c).

This Section 14.1(c) does not require unanimous consent of all Partners adversely affected unless the amendment is to be effective against all Partners adversely affected.

                  (d) Notwithstanding Section 14.1(a) or Section 14.1(b) hereof, the General Partner shall not amend, without the Consent of the Outside Limited Partners, Section 4.3 (a), Article 5, Article 6 (except that Articles V and VI may be amended as permitted pursuant to Sections 4.3, 5.4, 6.2 and 14.1(b)(i)(c)), Section 7.4 or 11.2.

         14.2     MEETINGS OF THE PARTNERS

                  (a) (i) Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by Limited Partners holding 25 percent or more of the Partnership Interests.

                           (ii) The request shall state the nature of the
                  business to be transacted.

                           (iii) Notice of any such meeting shall be given to
                  all Partners not less than seven (7) days nor more than thirty
                  (30) days prior to the date of such meeting.

                           (iv) Partners may vote in person or by proxy at such
                  meeting.

                           (v) Whenever the vote or Consent of the Limited
                  Partners is permitted or required under this Agreement, such vote or Consent may be given at a meeting of the Partners or may be given in accordance with the procedure prescribed in
                  Section 14.1(a) hereof.

                           (vi) Except as otherwise expressly provided in this
                  Agreement, the Consent of holders of a majority of the Percentage Interests held by Partners (including the General Partner) shall control.

                  (b) (i) Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement).

                           (ii) Such consent may be in one instrument or in
                  several instruments, and shall have the same force and effect as a vote of a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement).

                           (iii) Such consent shall be filed with the General
                  Partner.

                           (iv) An action so taken shall be deemed to have been
                  taken at a meeting held on the effective date of the consent as certified by the General Partner.

                  (c) (i) Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting.

                           (ii) Every proxy must be signed by the Limited
                  Partner or his attorney-in-fact and a copy thereof delivered to the Partnership.

                           (iii) No proxy shall be valid after the expiration of
                  eleven (11) months from the date thereof unless otherwise provided in the proxy.

                           (iv) Every proxy shall be revocable at the pleasure
                  of the Limited Partner executing it, such revocation to be effective upon the General Partner's receipt of written notice of such revocation from the Limited Partner executing such proxy.

                  (d) (i) Each meeting of the Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate.

                           (ii) Meetings of Partners may be conducted in the
                  same manner as meetings of the stockholders of the General Partner and may be held at the same time, and as part of, meetings of the stockholders of the General Partner.

                                   ARTICLE 15
                               GENERAL PROVISIONS

         15.1     ADDRESSES AND NOTICE

         Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or five days after being sent by first class United States mail or by overnight delivery or via facsimile to the Partner or Assignee at the address set forth in Exhibit A or such other address of which the Partner shall notify the General Partner in writing.

         15.2     TITLES AND CAPTIONS

         All article or section titles or captions in this Agreement are for convenience of reference only, shall not be deemed part of this Agreement and shall in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

         15.3     PRONOUNS AND PLURALS

         Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

         15.4     FURTHER ACTION

         The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

         15.5     BINDING EFFECT

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

         15.6     CREDITORS

         Other than as expressly set forth herein with respect to the Indemnities, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

         15.7     WAIVER

         No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

         15.8     COUNTERPARTS

         This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all of the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

         15.9     APPLICABLE LAW

         This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

         15.10    INVALIDITY OF PROVISIONS

         If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

         15.11    ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement among the Partners with respect to the subject matter hereof and supersedes any other prior written or oral understandings or agreements among them with respect thereto.

         15.12    MERGER

         Subject to Section 4.2 herein, the Partnership may merge with, or consolidate into, any Person or Entity in accordance with Section 17-211 of the Act.

         15.13    NO RIGHTS AS STOCKHOLDERS

         Nothing contained in this Agreement shall be construed as conferring upon the holders of the Partnership Units any rights whatsoever as stockholders of the General Partner, including, without limitation, any right to receive dividends or other distributions made to shareholders or to vote or to consent or receive notice as shareholders in respect to any meeting or shareholders for the election of directors of the General Partner or any other matter.

                            [SIGNATURE PAGE FOLLOWS]

         SIGNATURE PAGE TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF AMERICAN SPECTRUM REALTY OPERATING PARTNERSHIP, L.P., BY AND AMONG THE UNDERSIGNED AND THE OTHER PARTIES THERETO.

                                       GENERAL PARTNER:

                                       AMERICAN SPECTRUM REALTY, INC.


                                       By:
                                          -------------------------------------
                                             Name:
                                             Title:

                                       LIMITED PARTNER:

         CORPORATE/LIMITED LIABILITY COMPANY ADDITIONAL LIMITED PARTNER SIGNATURE PAGE TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF AMERICAN SPECTRUM REALTY OPERATING PARTNERSHIP, L.P., BY AND AMONG THE UNDERSIGNED AND THE OTHER PARTIES THERETO.


Dated: __________ __, 199__            [Name of Corporation/LLC]



                                       By:
                                           ----------------------------------
                                                Name:
                                                Title:

         INDIVIDUAL ADDITIONAL LIMITED PARTNER SIGNATURE PAGE TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF AMERICAN SPECTRUM REALTY OPERATING PARTNERSHIP, L.P., BY AND AMONG THE UNDERSIGNED AND THE OTHER PARTIES THERETO.

Dated __________ __, 199__



                                              ------------------------------

         PARTNERSHIP LIMITED PARTNER SIGNATURE PAGE TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF AMERICAN SPECTRUM REALTY OPERATING PARTNERSHIP, L.P., BY AND AMONG THE UNDERSIGNED AND THE OTHER PARTIES THERETO.

Dated __________ __, 199__



                                              [Name of LP]


                                              By:
                                                 ------------------------------
                                                       Name:
                                                       Title:

                                    EXHIBIT A

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                  TYPE OF            CAPITAL         NUMBER OF PARTNERSHIP UNITS      PERCENTAGE       SECURITY
NAME AND ADDRESS OF PARTNER      INTEREST         CONTRIBUTION                 ("OPUs")                INTEREST       INTERESTS
---------------------------      --------         ------------       ---------------------------      ----------      ---------


                                    EXHIBIT B

                                   ALLOCATIONS

1.       ALLOCATION OF NET INCOME AND NET LOSS.

         (a) NET INCOME. Subject to the terms and conditions established by the General Partner for additional Partnership Interests or Partnership Units issued pursuant to Section 4.3(a) hereof, and except as otherwise provided in this Exhibit B, Net Income (or items thereof) (other than Net Income, or items thereof, arising in connection with a Terminating Capital Transaction) for any fiscal year or other applicable period shall be allocated to the Partners in accordance with their respective Percentage Interests, including Partners owning Class B Partnership Units.

         (b) NET LOSS. Subject to the terms and conditions established by the General Partner for additional Partnership Interests or Partnership Units issued pursuant to Section 4.3(a) hereof, and except as otherwise provided in this Exhibit B, Net Loss (or items thereof) of the Partnership for each fiscal year or other applicable period shall be allocated to the Partners in accordance with the Partners' respective Percentage Interests, including Partners owning Class B Partnership Units; provided, however, that Net Loss (or items thereof) may only be allocated to Partners owning Class B Partnership Units in amounts equal to the Net Income (or items thereof) allocated to such Partners pursuant to the provisions of subparagraph (a) of this Section 1. Notwithstanding the preceding sentence, to the extent any Net Loss (or items thereof) allocated to a Partner (other than a Partner owning Class B Partnership Units) under this subparagraph
(b) would cause such Partner (hereinafter, a "Restricted Partner") to have an Adjusted Capital Account Deficit, or increase the amount of an existing Adjusted Capital Account Deficit, as of the end of the fiscal year or other applicable period to which such Net Loss relates, such Net Loss shall not be allocated to such Restricted Partner and instead shall be allocated to the other Partner(s) (hereinafter, the "Permitted Partners") PRO RATA in accordance with each Permitted Partner's Percentage Interest.

         (c) TERMINATING CAPITAL TRANSACTION; LIQUIDATION. Allocations of Net Income or Net Loss (or items thereof) in connection with a Terminating Capital Transaction or liquidation of the Partnership shall first be made so that, to the extent possible, and subject to the terms and conditions established by the General Partner for additional Partnership Interests and Partnership Units issued pursuant to Section 4.3(a) hereof, each Partner's Capital Account balance is equal to such Partner's Adjusted Contribution, and the remainder of such Net Income or Net Loss (or items thereof) shall be allocated to the Partners in accordance with their Percentage Interests. Notwithstanding the preceding sentence, to the extent any Net Loss (or items thereof) would be allocated to a Restricted Partner under this subparagraph (c), such Net Loss shall not be allocated to such Restricted Partner and instead shall be allocated to the Permitted Partners PRO RATA in accordance with each Permitted Partner's Percentage Interest.

         (d)      RULES OF CONSTRUCTION.

                  (1) CAPITAL ACCOUNT INCREASES. For purposes of making allocations pursuant to subparagraph 1(c) of this Exhibit B, a Partner's Capital Account balance shall be deemed to be increased by such Partner's share of any Partnership Minimum Gain and Partner Minimum Gain remaining at the close of the fiscal period in respect of which such allocations are being made.

                  (2) CHANGE IN PERCENTAGE INTERESTS. In the event any Partner's Percentage Interest changes during a fiscal year for any reason, including without limitation, the Transfer of any interest in the Partnership, the tax allocations contained in this Exhibit B shall be applied as necessary to reflect the varying interests of the Partners during such year.

2. SPECIAL ALLOCATIONS. Notwithstanding any provisions of paragraph 1 of this Exhibit B, the following special allocations shall be made.

         (a) MINIMUM GAIN CHARGEBACK (NONRECOURSE LIABILITIES). Except as otherwise provided in Section 1.704-2(f) of the Regulations, if there is a net decrease in Partnership Minimum Gain for any Partnership fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain to the extent required by Regulations Section 1.704-2(f). The items to be so allocated shall be determined in accordance with Sections 1.704-2(f) and (i) of the Regulations. This subparagraph 2(a) is intended to comply with the minimum gain chargeback requirement in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this subparagraph 2(a) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant hereto.

         (b) PARTNER MINIMUM GAIN CHARGEBACK. Except as otherwise provided in
Section 1.704-2(i)(4) of the Regulations, if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any fiscal year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to that Partner's share of the net decrease in the Partner Minimum Gain attributable to such Partner Nonrecourse Debt to the extent and in the manner required by Section 1.704-2(i) of the Regulations. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and (j)(2) of the Regulations. This subparagraph 2(b) is intended to comply with the minimum gain chargeback requirement with respect to Partner Nonrecourse Debt contained in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this subparagraph 2(b) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant hereto.

         (c) QUALIFIED INCOME OFFSET. In the event a Partner unexpectedly receives any adjustments, allocations or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6) of the Regulations, and such Partner has an Adjusted Capital Account Deficit, items of

Partnership income (including gross income) and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the Adjusted Capital Account Deficit as quickly as possible as required by the Regulations. This subparagraph 2(c) is intended to constitute a "qualified income offset" under Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

         (d) OTHER CHARGEBACK OF IMPERMISSIBLE NEGATIVE CAPITAL ACCOUNT. To the extent any Partner has an Adjusted Capital Account Deficit at the end of any Partnership fiscal year, each such Partner shall be specially allocated items of Partnership income (including gross income) and gain in the amount of such excess as quickly as possible, PROVIDED that an allocation pursuant to this paragraph 2(d) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Exhibit B have been tentatively made as if this paragraph 2(d) were not in the Agreement.

         (e) NONRECOURSE DEDUCTIONS. Nonrecourse Deductions for any fiscal year or other applicable period shall be allocated to the Partners in accordance with their respective Percentage Interests.

         (f) PARTNER NONRECOURSE DEDUCTIONS. Partner Nonrecourse Deductions for any fiscal year or other applicable period with respect to a Partner Nonrecourse Debt shall be specially allocated to the Partner that bears the economic risk of loss for such Partner Nonrecourse Debt (as determined under Sections 1.704-2(b)(4) and 1.704-2(i)(1) of the Regulations).

         (g) INTENT OF ALLOCATIONS. The parties intend that the allocation provisions of this Exhibit B shall result in final Capital Account balances of the Partners that initially are equal to each Partner's Adjusted Contribution and are then in proportion to the Partners' respective Percentage Interests, so that when liquidating distributions are made in accordance with such final Capital Account balances under Section 13.2(a)(iii)(D) hereof, such distributions will be able to return to each Partner its Adjusted Contribution and then will be made in proportion to the Partners' respective Percentage Interests. To the extent that such final Capital Account balances do not so reflect the provisions of this Exhibit B, income and loss of the Partnership for the current year and future years, as computed for book purposes, shall be allocated among the Partners so as to result in final Capital Account balances reflecting the provisions of this Exhibit B and to the extent such allocations of items of income (including gross income) and deduction do not result in such final Capital Account balances, then, income and loss of the Partnership for prior open years, as computed for book purposes (or items of gross income and deduction of the Partnership for such years, as computed for book purposes) shall be reallocated among the Partners consistent with the foregoing. This subparagraph shall control notwithstanding any reallocation of income, loss, or items thereof, as computed for book purposes, by the Internal Revenue Service or any other taxing authority.

         (h) SECTION 754 ADJUSTMENT. To the extent an adjustment to the adjusted tax basis of any asset of the Partnership pursuant to Section 734(b) of the Code or Section 743(b) of the Code is required, pursuant to Section 1.704-1(b)(2)(iv)(m) of the Regulations, to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated among the Partners in a manner consistent with the manner in which each of their respective Capital Accounts are required to be adjusted pursuant to such section of the Regulations.

         (i) GROSS INCOME ALLOCATION. There shall be specially allocated to the General Partner an amount of Partnership income and gain during each Partnership Year or portion thereof, before any other allocations are made hereunder, which is equal to the excess, if any, of the cumulative distributions of cash made to the General Partner under Section 7.3(b) hereof over the cumulative allocations of Partnership income and gain to the General Partner pursuant to this Section 2(i) of this Exhibit B.

3.       TAX ALLOCATIONS.

         (a) ITEMS OF INCOME OR LOSS. Except as is otherwise provided in this Exhibit B, an allocation of Partnership Net Income or Net Loss to a Partner shall be treated as an allocation to such Partner of the same share of each item of income, gain, loss, deduction and item of tax- exempt income or Section 705(a)(2)(B) expenditure (or item treated as such expenditure pursuant to Regulations Section 1.704-1(b)(2)(iv)(i)) ("Tax Items") that is taken into account in computing Net Income or Net Loss.

         (b) SECTION 1245/1250 RECAPTURE. If any portion of gain from the sale of Partnership assets is treated as gain which is ordinary income by virtue of the application of Code Sections 1245 or 1250 ("Affected Gain"), then such Affected Gain shall be allocated among the Partners in the same proportion that the depreciation and amortization deductions giving rise to the Affected Gain were allocated. This subparagraph 3(b) shall not alter the amount of Net Income (or items thereof) allocated among the Partners, but merely the character of such Net Income (or items thereof). For purposes hereof, in order to determine the proportionate allocations of depreciation and amortization deductions for each fiscal year or other applicable period, such deductions shall be deemed allocated on the same basis as Net Income and Net Loss for such respective period.

         (c) PRECONTRIBUTION GAIN, REVALUATIONS. With respect to any Contributed Property, the Partnership shall use any permissible method contained in the Regulations promulgated under Section 704(c) of the Code selected by the General Partner, in its sole discretion, to take into account any variation between the adjusted basis of such asset and the fair market value of such asset as of the time of the contribution ("Precontribution Gain"). Each Partner hereby agrees to report income, gain, loss and deduction on such Partner's federal income tax return in a manner consistent with the method used by the Partnership. If any asset has a Gross Asset Value which is different from the Partnership's adjusted basis for such asset for federal income tax purposes because the Partnership has revalued such asset pursuant to Regulations Section 1.704- 1(b)(2)(iv)(f), the allocations of Tax Items shall be made in accordance with the principles of
Section 704(c) of the Code and the Regulations and the methods of allocation promulgated thereunder. The intent of this subparagraph 3(c) is that each Partner who contributed to the capital of the Partnership a Contributed Property will bear, through reduced allocations of depreciation, increased allocations of gain or other items, the tax detriments associated with any Precontribution Gain. This subparagraph 3(c) is to be interpreted consistently with such intent.

         (d) EXCESS NONRECOURSE LIABILITY SAFE HARBOR. Pursuant to Regulations
Section 1.752-3(a)(3), solely for purposes of determining each Partner's proportionate share of the "excess nonrecourse liabilities" of the Partnership (as defined in Regulations Section 1.752-3(a)(3)), the Partners' respective interests in Partnership profits shall be determined in accordance with each Partner's Percentage Interest; PROVIDED, HOWEVER, that each Partner who has contributed an asset to the Partnership shall be allocated, to the extent possible, a share of "excess nonrecourse liabilities" of the Partnership which results in such Partner being allocated nonrecourse liabilities in an amount which is at least equal to the amount of income pursuant to Section 704(c) of the Code and the Regulations promulgated thereunder (the "Liability Shortfall"). In the event there is an insufficient amount of nonrecourse liabilities to allocate to each Partner an amount of nonrecourse liabilities equal to the Liability Shortfall, then an amount of nonrecourse liabilities in proportion to, and to the extent of, the Liability Shortfall shall be allocated to each Partner.

         (e) REFERENCES TO REGULATIONS. Any reference in this Exhibit B or the Agreement to a provision of proposed and/or temporary Regulations shall, in the event such provision is modified or renumbered, be deemed to refer to the successor provision as so modified or renumbered, but only to the extent such successor provision applies to the Partnership under the effective date rules applicable to such successor provision.

         (f) SUCCESSOR PARTNERS. For purposes of this Exhibit B, a transferee of a Partnership Interest shall be deemed to have been allocated the Net Income, Net Loss and other items of Partnership income, gain, loss, deduction and credit allocable to the transferred Partnership Interest that previously have been allocated to the transferor Partner pursuant to this Agreement.

                                    EXHIBIT E

                            EXCHANGE RIGHTS AGREEMENT

         THIS EXCHANGE RIGHTS AGREEMENT (this "AGREEMENT"), dated as of ______, 199_, is entered into by and among American Spectrum Realty Inc., a Maryland corporation (the "COMPANY"), American Spectrum Realty Operating Partnership, L.P., a Delaware limited partnership (the "OPERATING PARTNERSHIP"), and the Persons whose names are set forth on EXHIBIT A attached hereto (as it may be amended from time to time).

                                R E C I T A L S:

                  (a) The Company, together with certain other limited partners, has formed the Operating Partnership pursuant to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated June __, 1998 (as such agreement may be amended or amended and restated from time to time, the "PARTNERSHIP AGREEMENT").

                  (b) Pursuant to the Partnership Agreement, the Limited Partners (as defined below) directly or indirectly hold units of limited partnership interest ("PARTNERSHIP UNITS") in the Operating Partnership.

                  (c) The Operating Partnership has agreed to provide the Limited Partners with certain direct or indirect rights to exchange their Partnership Units for cash or, at the election of the Company, for shares of the Company's common stock, $0.01 par value per share (the "REIT STOCK").

         Accordingly, the parties hereto do hereby agree as follows:

                                    ARTICLE I
                                  DEFINED TERMS

         The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

         "ASSIGNEE" means a Person to whom one or more Partnership Units have been transferred in a manner permitted under the Partnership Agreement, but who has not become a substituted Limited Partner in accordance therewith.

         "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

         "CASH AMOUNT" means an amount of cash per Partnership Unit equal to the Value on the Valuation Date of the REIT Stock Amount.

         "EXCHANGE FACTOR" means 1.0, PROVIDED, that in the event that the Company (i) declares or pays a dividend on its outstanding REIT Stock in REIT Stock or makes a distribution to all holders of its outstanding REIT Stock in REIT Stock; (ii) subdivides its outstanding REIT Stock; or (iii) combines its outstanding REIT Stock into a smaller number of shares of REIT Stock, the Exchange Factor shall be adjusted by multiplying the Exchange Factor by a fraction, the numerator of which shall be the number of shares of REIT Stock issued and outstanding on the record date for such dividend, contribution, subdivision or combination (assuming for such purpose that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of shares of REIT Stock (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination. Any adjustment to the Exchange Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         "EXCHANGING PARTNER" has the meaning set forth in Section 2.1 hereof.

         "EXCHANGE RIGHT" has the meaning set forth in Section 2.1 hereof.

         "LIEN" means any lien, security interest, mortgage, deed of trust, charge, claim, encumbrance, pledge, option, right of first offer or first refusal and any other right or interest of others of any kind or nature, actual or contingent, or other similar encumbrance of any nature whatsoever.

         "LIMITED PARTNER" means any Person, other than the Company, named as a Limited Partner on Exhibit A, as such Exhibit may be amended from time to time.

         "NOTICE OF EXCHANGE" means the Notice of Exchange substantially in the form of Exhibit B to this Agreement.

         "PERSON" shall mean an individual, partnership, corporation, limited liability company, trust, estate, or unincorporated organization, or other entity, or a government or agency or political subdivision thereof.

         "REIT STOCK AMOUNT" means that number of shares of REIT Stock equal to the product of the number of Partnership Units offered for exchange by an Exchanging Partner, multiplied by the Exchange Factor as of the Valuation Date, PROVIDED, that in the event the Company or the Operating Partnership issues to all holders of REIT Stock rights, options, warrants or convertible or exchangeable securities entitling the stockholders to subscribe for or purchase REIT Stock, or any other securities or property (collectively, the "rights"), then the REIT Stock Amount shall also include such rights that a holder of that number of shares of REIT Stock would be entitled to receive.

         "SEC" means the Securities and Exchange Commission.

         "SPECIFIED EXCHANGE DATE" means the tenth (10th) Business Day after receipt by the Operating Partnership and the Company of a Notice of Exchange; provided, however, that if the Operating Partnership has more than 99 partners, as determined in accordance with the provisions of Treasury Regulation Section 1.7704-1(h), then the Specified Exchange Date shall mean the thirty-first
(31st) calendar day after receipt by the Operating Partnership and the Company of a Notice of Exchange.

         "VALUATION DATE" means the date of receipt by the Operating Partnership and the Company of a Notice of Exchange or, if such date is not a Business Day, the first Business Day thereafter.

         "VALUE" means, with respect to shares of REIT Stock, the average of the daily market price for the five (5) consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be:

                  (i) if the REIT Stock are listed or admitted to trading on the New York Stock Exchange (the "NYSE"), any other national securities exchange or the Nasdaq Stock Market ("Nasdaq"), the closing price on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day; or

                  (ii) if the REIT Stock are not listed or admitted to trading on the NYSE, any national securities exchange or Nasdaq, the last reported sale price on such day; or

                  (iii) if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company or if the REIT Stock is not then traded on any market, as determined in good faith by the Company's Independent Directors (as defined by the Company's charter).

In the event the REIT Stock Amount includes rights that a holder of REIT Stock would be entitled to receive, then the Value of such rights shall be determined by the independent directors of the Company acting in good faith on the basis of such quotations and other information as they consider, in their reasonable judgment, appropriate.

                                   ARTICLE II
                                 EXCHANGE RIGHT

         2.1 EXCHANGE RIGHT. (a) Subject to Sections 2.2, 2.3, 2.4 and 2.5 hereof, and subject to any limitations under applicable law, the Operating Partnership hereby grants to each Limited Partner and each Limited Partner hereby accepts the right (the "EXCHANGE RIGHT"), exercisable on or after the date that is one (1) year after the closing of the Consolidation [add to definitions], to exchange on a Specified Exchange Date all or a portion of the Partnership Units held by such Limited Partner at an exchange price equal to and in the form of the Cash Amount.

         (b) The Exchange Right shall be exercised pursuant to a Notice of Exchange delivered to the Operating Partnership, with a copy delivered to the Company, by the Limited Partner who is exercising the Exchange Right (the "EXCHANGING PARTNER"); PROVIDED, however, that the Company, on behalf of the Operating Partnership, may elect, after a Notice of Exchange is delivered, to satisfy the Exchange Right which is the subject of such notice in accordance with Section 2.2.

         (c) A Limited Partner may exercise the Exchange Right from time to time with respect to part or all of the Partnership Units that it owns, as selected by the Limited Partner, provided that, except as provided in the Agreement, a Limited Partner may not exercise the Exchange Right for less than one thousand (1,000) Partnership Units unless such Limited Partner then holds less than one thousand (1,000) Partnership Units, in which event the Limited Partner must exercise the Exchange Right for all of the Partnership Units held by such Limited Partner.

         (d) An Exchanging Partner shall have no right with respect to any Partnership Units so exchanged to receive any distributions paid after the Specified Exchange Date with respect to such Partnership Units.

         (e) Any Assignee of a Limited Partner may exercise the rights of such Limited Partner pursuant to this Article 2, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee.

         (f) In connection with any exercise of such rights by an Assignee on behalf of a Limited Partner, the Cash Amount or the REIT Stock Amount, as the case may be, shall be satisfied by the Operating Partnership or the Company, as the case may be, directly to such Assignee and not to such Limited Partner.

         2.2 OPTION OF COMPANY TO EXCHANGE FOR REIT STOCK. (a) Notwithstanding the provisions of Section 2.1, the Company may, on behalf of the Operating Partnership, in its sole and absolute discretion (subject to the limitations on ownership and transfer of REIT Stock set forth in the Company's charter), elect to assume directly and satisfy an Exchanging Partner's Exchange Right by exchanging REIT Stock and rights equal to the REIT Stock Amount on the Specified Exchange Date for the Partnership Units offered for exchange by the Exchanging Partner, whereupon the Company shall acquire the Partnership Units offered for exchange by the Exchanging Partner and shall be treated for all purposes of the Partnership Agreement as the owner of such Partnership Units. Unless the Company, in its sole and absolute discretion, shall exercise its right to assume directly and satisfy the Exchange Right, the Company shall not have any obligation to the Exchanging Partner or to the Operating Partnership with respect to the Exchanging Partner's exercise of the Exchange Right. If the Company shall exercise its right to satisfy the Exchange Right in the manner described in the first sentence of this Section 2.2 and shall fully perform its obligations in connection therewith, the Operating Partnership shall have no right or obligation to pay any amount to the Exchanging Partner with respect to such Exchanging Partner's exercise of the Exchange Right, and each of the Exchanging Partner, the Operating Partnership and the Company shall, for federal income tax purposes, treat the transaction between the Company and the Exchanging Partner as a sale of the Exchanging

Partner's Partnership Units to the Company. Nothing contained in this Section
2.2 shall imply any right of the Company to require any Limited Partner to exercise the Exchange Right afforded to such Limited Partner pursuant to Section 2.1.

         (b) In the event the Company shall elect to satisfy, on behalf of the Operating Partnership, an Exchanging Partner's Exchange Right by exchanging REIT Stock for the Partnership Units offered for exchange,

                  (i) the Company hereby agrees so to notify the Exchanging Partner within five (5) Business Days after the receipt by the Company of such Notice of Exchange,

                  (ii) each Exchanging Partner hereby agrees to execute such documents and instruments as the Company may reasonably require in connection with the issuance of REIT Stock upon exercise of the Exchange Right, and

                  (iii) the Company hereby agrees to deliver stock certificates representing fully paid and nonassessable shares of REIT Stock.

         2.3 PROHIBITION OF EXCHANGE FOR REIT STOCK. Notwithstanding anything herein to the contrary, the Company shall not be entitled to satisfy an Exchanging Partner's Exchange Right pursuant to Section 2.2 if the delivery of REIT Stock to such Limited Partner by the Company pursuant to Section 2.2 (regardless of the Operating Partnership's obligations to the Limited Partner under Section 2.1)

                  (a) would be prohibited under the Articles of Incorporation of the Company,

                  (b) if the Company has elected REIT status, would otherwise jeopardize the REIT status of the Company, or

                  (c) would cause the acquisition of the REIT Stock by the Limited Partner to be "integrated" with any other distribution of REIT Stock by the Company for purposes of complying with the registration provisions of the Securities Act.

         2.4 PAYMENT DATE. Any Cash Amount to be paid to an Exchanging Partner shall be paid on the Specified Exchange Date; PROVIDED, HOWEVER, that the Operating Partnership may elect to cause the Specified Exchange Date to be delayed for up to an additional 180 days to the extent required for the Company to cause additional REIT Shares to be issued to provide financing to be used to make such payment of the Cash Amount by the Operating Partnership.

         2.5 EXPIRATION OF EXCHANGE RIGHT. The Exchange Right shall expire with respect to any Partnership Units for which an Exchange Notice has not been delivered to the Operating Partnership and the Company on or before December 31, 2097.

         2.6 EFFECT OF EXCHANGE. (a) Any exchange of Partnership Units pursuant to this Article 2 shall be deemed to have occurred as of the Specified Exchange Date for all purposes, including without limitation the payment of distributions or dividends in respect of Partnership Units or REIT Stock, as applicable.

         (b) Any Partnership Units acquired by the Company pursuant to an exercise by any Limited Partner of an Exchange Right shall be deemed to be acquired by and reallocated or reissued to the Company.

         (c) The Company, as general partner of the Operating Partnership, shall amend the Partnership Agreement to reflect each such exchange and reallocation or reissuance of Partnership Units and each corresponding recalculation of the Partnership Units of the Limited Partners.

                                   ARTICLE III
                                OTHER PROVISIONS

         3.1 COVENANTS OF THE COMPANY. (a) At all times during the pendency of the Exchange Right, the Company shall reserve for issuance such number of shares of REIT Stock as may be necessary to enable the Company to issue such shares in full payment of the REIT Stock Amount in regard to all Partnership Units held by Limited Partners which are from time to time outstanding.

         (b) During the pendency of the Exchange Right, the Company shall deliver to Limited Partners in a timely manner all reports filed by the Company with the SEC to the extent the Company also transmits such reports to its stockholders and all other communications transmitted from time to time by the Company to its stockholders generally.

         (c) The Company shall notify each Limited Partner, upon request, of the then current Exchange Factor and such notice will include a reasonable explanation of the Exchange Factor calculation to be applied at such time.

         3.2 FRACTIONAL SHARES. (a) No fractional shares of REIT Stock shall be issued upon exchange of Partnership Units.

         (b) The number of full shares of REIT Stock which shall be issuable upon exchange of Partnership Units (or the cash equivalent amount thereof if the Cash Amount is paid) shall be computed on the basis of the aggregate amount of Partnership Units so surrendered.

         (c) Instead of any fractional shares of REIT Stock which would otherwise be issuable upon exchange of any Partnership Units, the Operating Partnership shall pay a cash adjustment in respect of such fraction in an amount equal to the Cash Amount of an Partnership Unit multiplied by such fraction.

         3.3 INVESTMENT REPRESENTATIONS AND WARRANTIES. By delivering to the Company a Notice of Exchange, each Exchanging Partner will be deemed to represent and warrant to the

Company and the Operating Partnership that such Exchanging Partner is aware of the Company's option to exchange such Exchanging Partner's Partnership Units for REIT Stock pursuant to Section 2.2 hereof and that:

         (a)      (i) Such Exchanging Partner has received and reviewed

                           (A) a copy of the prospectus/consent solicitation
                  statement contained in the Registration Statement on Form S-4 filed by the Company in connection with the Consolidation, any prospectus contained in any Registration Statement subsequently filed by the Company, and any supplement or amendment thereto (each, a "PROSPECTUS"), and

                           (B) if the Company is filing reports under the
                  Securities Exchange Act of 1934, as amended, copies of all reports and other filings (the "SEC REPORTS"), including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, made by the Company with the SEC pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and understands the risks of, and other considerations relating to, an investment in REIT Stock.

                  (ii) Such Exchanging Partner, by reason of its business and financial experience, together with the business and financial experience of those persons, if any, retained by it to represent or advise it with respect to its investment in REIT Stock,

                           (A) has such knowledge, sophistication and experience
                  in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of and of making an informed investment decision with respect to an investment in REIT Stock,

                           (B) is capable of protecting its own interest or has
                  engaged representatives or advisors to assist it in protecting its interests and

                           (C) is capable of bearing the economic risk of such
                  investment.

                  (iii) (A) Such Exchanging Partner is an "accredited investor" as defined in Rule 501 of the regulations promulgated under the Securities Act.

                           (B) If such Exchanging Partner has retained or
                  retains a person to represent or advise it with respect to its investment in REIT Stock, such Exchanging Partner will advise the Company of such retention and, at the Company's request, such Exchanging Partner shall, prior to or at delivery of the REIT Stock hereunder,

                                    (I) acknowledge in writing such
                           representation and

                                    (II) cause such representative or advisor to
                           deliver a certificate to the Company containing such representations as may be reasonably requested by the Company.

         (b) (i) Such Exchanging Partner understands that an investment in the Company involves substantial risks.

                  (ii) Such Exchanging Partner has been given the opportunity to make a thorough investigation of the activities of the Company and has been furnished with materials relating to the Company and its activities, including, without limitation, each Prospectus and the SEC Reports.

                  (iii) Such Exchanging Partner has relied and is making its investment decision based upon the Prospectus/Consent Solicitation Statement relating to the Consolidation and any subsequent Prospectus, the SEC Reports and other written information provided to the Exchanging Partner by or on behalf of the Company and, as applicable, such Exchanging Partner's position as a director or executive officer of the Company.

         (c) (i) The REIT Stock to be issued to such Exchanging Partner hereunder will be acquired by such Exchanging Partner for its own account, for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein.

                  (ii) Such Exchanging Partner was not formed for the specific purpose of acquiring an interest in the Company.

         (d)      (i) Such Exchanging Partner acknowledges that

                           (A) the shares of REIT Stock to be issued to such
                  Exchanging Partner hereunder have not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, the certificates representing such shares of REIT Stock will bear a legend to such effect,

                           (B) the Company's and the Operating Partnership's
                  reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of such Exchanging Partner contained herein,

                           (C) the REIT Stock to be issued to such Exchanging
                  Partner hereunder may not be resold or otherwise distributed unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available,

                           (D) there may be no market for unregistered shares of
                  REIT Stock, and

                           (E) the Company has no obligation or intention to
                  register such REIT Stock under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except as provided in the Registration Rights Agreement entered into by the Company and the Exchanging Partner (the "REGISTRATION RIGHTS AGREEMENT").

                  (ii) Such Exchanging Partner acknowledges that because of the restrictions on transfer or assignment of such REIT Stock to be issued hereunder, such Exchanging Partner may have to bear the economic risk of its investment in REIT Stock issued hereunder for an indefinite period of time, although the holder of any such REIT Stock will be afforded certain rights to have such REIT Stock registered under the Securities Act and applicable state securities laws pursuant to the Registration Rights Agreement.

         (e) The address set forth under such Exchanging Partner's name in the Notice of Exchange is the address of the Exchanging Partner's principal place of business or, if a natural person, the address of the Exchanging Partner's residence, and such Exchanging Partner has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such principal place of business or residence is situated.

                                   ARTICLE IV
                               GENERAL PROVISIONS

         4.1 ADDRESSES AND NOTICE. Any notice, demand, request or report required or permitted to be given or made to the Operating Partnership, the Company, a Limited Partner or Assignee, as the case may be, under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other similarly reliable means of written communication to the Operating Partnership, the Company, a Limited Partner or Assignee, as the case may be, (i) at the address listed on the records of the Operating Partnership, with respect to a Limited Partner or Assignee, and (ii) at [insert address], Attn: President, with respect to the Operating Partnership or the Company.

         4.2 TITLES AND CAPTIONS. All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

         4.3 PRONOUNS AND PLURALS. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

         4.4 FURTHER ACTION AND ADDITIONAL RESTRICTIONS. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

         4.5 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.

         4.6 WAIVER. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

         4.7 COUNTERPARTS. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all of the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

         4.8 APPLICABLE LAW. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland, without regard to the principles of conflicts of law thereof.

         4.9 INVALIDITY OF PROVISIONS. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

         4.10 ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement among the Limited Partners, the Operating Partnership and the Company with respect to the subject matter hereof and supersedes any other prior written or oral understandings or agreements among them with respect thereto.

         4.11 AMENDMENT. This Agreement may be amended from time to time with the consent of the Company by a vote of the Limited Partners in the same manner as the Partnership Agreement (in accordance with Section 14.1(a) thereof) may be amended as provided therein, PROVIDED, HOWEVER, that the Company shall vote its limited partnership interests in proportion to the votes of the other Limited Partners.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                  THE COMPANY:

                                  AMERICAN SPECTRUM REALTY, INC.


                                  By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                  OPERATING PARTNERSHIP:

                                  AMERICAN SPECTRUM REALTY OPERATING
                                  PARTNERSHIP, L.P.

                                  BY:      AMERICAN SPECTRUM REALTY, INC., its
                                           general partner


                                           By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

                                    EXHIBIT A

NAME AND ADDRESS OF LIMITED PARTNER

                                    EXHIBIT B

                               NOTICE OF EXCHANGE

         The undersigned Limited Partner hereby irrevocably (i) exchanges ___________ Partnership Units in American Spectrum Realty Operating Partnership, L.P., in accordance with the terms of the Exchange Rights Agreement, dated as of _______, 199_ (the "EXCHANGE RIGHTS AGREEMENT"), and the Exchange Right referred to therein; (ii) surrenders such Partnership Units and all right, title and interest therein; and (iii) directs that the Cash Amount or REIT Stock Amount (as determined by the Company) deliverable upon exercise of the Exchange Right be delivered to the address specified below, and if REIT Stock is to be delivered, such REIT Stock will be registered or placed in the name(s) and at the address(es) specified below.

         The undersigned hereby represents, warrants, and certifies that the undersigned (a) has marketable and unencumbered title to such Partnership Units, free and clear, other than any encumbrance arising pursuant to the Partnership Agreement, of the rights or interests of any other person or entity; (b) has the full right, power, and authority to exchange and surrender such Partnership Units as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, (other than consent or approval that may be required of the Company or the Operating Partnership) having the right to consent or approve such exchange and surrender on the part of the undersigned.

         The undersigned hereby makes the representations and warranties contained in Section 3.3 of the Exchange Rights Agreement as if such representations and warranties had been set forth in full in this Notice of Exchange.

Dated:
      ------------------------

                                      --------------------------------------
                                      Name of Limited Partner (Please Print)
Signature guaranteed by:
                                      --------------------------------------
                                      (Signature of Limited Partner)
-----------------------------
                                      --------------------------------------
                                      (Street Address)

                                      --------------------------------------
                                      (City) (State)              (Zip Code)


                                      If REIT Stock is to be issued, issue to:

                                      Name:
                                             ---------------------------------

                                    EXHIBIT B

                               NOTICE OF EXCHANGE

         The undersigned Limited Partner hereby irrevocably (i) exchanges ___________ Class B Partnership Units in American Spectrum Realty Operating Partnership, L.P., in accordance with the terms of the Exchange Rights Agreement, dated as of _______, 199_ (the "EXCHANGE RIGHTS AGREEMENT"), and the Exchange Right referred to therein; (ii) surrenders such Class B Partnership Units and all right, title and interest therein; and (iii) directs that the Cash Amount or REIT Stock Amount (as determined by the Company) deliverable upon exercise of the Exchange Right be delivered to the address specified below, and if REIT Stock is to be delivered, such REIT Stock will be registered or placed in the name(s) and at the address(es) specified below.

         The undersigned hereby represents, warrants, and certifies that the undersigned (a) has marketable and unencumbered title to such Class B Partnership Units, free and clear, other than any encumbrance arising pursuant to the Partnership Agreement, of the rights or interests of any other person or entity; (b) has the full right, power, and authority to exchange and surrender such Class B Partnership Units as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, (other than consent or approval that may be required of the Company or the Operating Partnership) having the right to consent or approve such exchange and surrender on the part of the undersigned.

         The undersigned hereby makes the representations and warranties contained in Section 3.3 of the Exchange Rights Agreement as if such representations and warranties had been set forth in full in this Notice of Exchange.

Dated:
      ------------------------

                                      --------------------------------------
                                      Name of Limited Partner (Please Print)
Signature guaranteed by:
                                      --------------------------------------
                                      (Signature of Limited Partner)
-----------------------------
                                      --------------------------------------
                                      (Street Address)

                                      --------------------------------------
                                      (City) (State)              (Zip Code)


                                      If REIT Stock is to be issued, issue to:

                                      Name:
                                             ---------------------------------

                                       F-1